U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

                         Pre-Effective Amendment No.   [  ]

                         Post-Effective Amendment No.  [11]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                         Amendment No.                 [12]

                        (Check appropriate box or boxes)

                        WELLS FAMILY OF REAL ESTATE FUNDS

               (Exact Name of Registrant as Specified in Charter)

                            6200 The Corners Parkway
                             Norcross, Georgia 30092
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (800) 448-1010

                                Jill W. Maggiore
                          Wells Asset Management, Inc.
                            6200 The Corners Parkway
                             Norcross, Georgia 30092
                     (Name and Address of Agent for Service)

                                   Copies to:

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b)
/X/ on May 1, 2006 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph  (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / This  post-effective  amendment  designates  a   new  effective  date  for a
    previously  filed  post-effective  amendment.

                                                                      PROSPECTUS
                                                                     May 1, 2006


                       WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                            Norcross, Georgia 30092

                           WELLS S&P REIT INDEX FUND
                             CLASS A SHARES (WSPAX)
                             CLASS B SHARES (WSPBX)
                             CLASS C SHARES (WSPCX)


================================================================================
The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), manages the Fund's investments under the supervision of the Adviser.

Through this Prospectus, the Fund is offering three classes of shares, each with a different combination of sales loads, ongoing fees and other features. The different distribution arrangements permit you to choose the method of purchasing shares that you believe is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

This Prospectus has the information about the Wells S&P REIT Index Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................  2
Expense Information .......................................................  5
Additional Investment Information .........................................  6
Operation of the Fund .....................................................  9
Buying Fund Shares ........................................................ 10
Redeeming Your Shares ..................................................... 18
Distribution Plans ........................................................ 20
Dividends and Distributions ............................................... 21
Taxes ..................................................................... 21
Calculation of Share Price and Public Offering Price ...................... 22
Financial Highlights ...................................................... 23
Customer Privacy Policy ................................................... 26
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, at least 95% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index in proportions substantially similar to the Index. The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation:

          o    possible declines in the value of real estate
          o    adverse general and local economic conditions
          o    possible lack of availability of mortgage funds
          o    overbuilding in a REIT's market
          o    changes in interest rates
          o    environmental problems

REIT INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following:
dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing:

     -- the changes in the Fund's performance from year to year over the lifetime of the Fund, and

     -- how the Fund's average annual total returns compare with those of the Index it tracks.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                              CLASS A PERFORMANCE



                               [GRAPHIC OMITTED]

         1999     2000     2001     2002     2003     2004     2005
        ------   ------   ------   ------   ------   ------   ------
        -6.26%   27.56%   12.63%    2.97%   33.88%   30.13%   10.15%


The 2006 year-to-date total return for Class A shares through March 31, 2006 is 14.79%.


During the period shown in the bar chart, the highest return for a quarter was 14.50% during the quarter ended December 31, 2004 and the lowest return for a quarter was -8.97% during the quarter ended September 30, 2002.

The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B and Class C shares will differ from the performance of Class A shares to the extent that the Classes do not have the same expenses or inception dates.

     AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)


The table below shows how the Fund's average annual total returns compare with those of the S&P REIT Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are shown for Class A shares only and after-tax returns for Class B and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                         One Year   Five Years  Since Inception*

CLASS A SHARES                           ---------------------------------------
  Return Before Taxes ..................   5.73%      16.39%        9.62%
  Return After Taxes on Distributions ..   3.66%      14.33%        7.64%
  Return After Taxes on Distributions
     and Sale of Fund Shares ...........   5.41%      13.39%        7.26%
S&P REIT Index** .......................  11.31%      18.88%       11.70%

CLASS B SHARES
  Return Before Taxes ..................   4.48%      16.27%       13.83%
S&P REIT Index** .......................  11.31%      18.88%       16.27%

CLASS C SHARES
  Return Before Taxes ..................   8.42%      16.48%       13.97%
S&P REIT Index** .......................  11.31%      18.88%       16.32%


* The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999 and the initial public offering of Class C shares commenced on May 5, 1999.

** Reflects no deduction for fees, expenses or taxes.

For purposes of calculating average annual total returns, we assumed the deduction of the maximum sales charge of 4% for Class A shares, and the deduction of the applicable contingent deferred sales charge for Class B and Class C shares.

EXPENSE INFORMATION
================================================================================
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                   CLASS A   CLASS B   CLASS C
                                                    SHARES   SHARES     SHARES
                                                  ------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price) ..........   4.00%(1)   None      None
Maximum Contingent Deferred Sales Charge (Load)
  (as a percentage of original purchase price,
  or the amount redeemed, whichever is less) ...   None(2)   5.00%(3)  1.00%(4)
Sales Charge (Load) Imposed on
  Reinvested Dividends .........................   None       None      None
Redemption Fee .................................   None(5)    None(5)   None(5)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                   CLASS A   CLASS B   CLASS C
                                                    SHARES   SHARES     SHARES
                                                  ------------------------------

Management Fees ................................     .50%      .50%       .50%

Distribution (12b-1) Fees ......................     .25%     1.00%      1.00%
Other Expenses .................................     .50%      .50%       .51%
                                                  -------   -------    -------
Total Annual Fund Operating Expenses ...........    1.25%     2.00%      2.01%
Fee Waivers and Expense Reimbursements* ........     .26%      .26%       .27%
                                                  -------   -------    -------

Net Expenses ...................................     .99%     1.74%      1.74%
                                                  =======   =======    =======


* The Adviser has contractually agreed, until at least May 31, 2007, to waive fees and reimburse expenses in order to maintain Total Annual Fund
     Operating Expenses of Class A, Class B and Class C shares at or below 0.99%, 1.74% and 1.74%, respectively.

(1) Class A sales loads may be reduced or eliminated for larger purchases. The Fund also offers Rights of Accumulation and Letter of Intent privileges whereby shareholders may qualify for reduced sales loads. See "Buying Fund Shares--Class A" in this Prospectus and "Other Purchase Information" in the Statement of Additional Information.

(2) Purchases at net asset value of amounts totaling $1 million or more would be subject to a contingent deferred sales load of 1.00% if a redemption occurred within one year of purchase and a commission was paid to a participating unaffiliated dealer.

(3) Class B shareholders pay a 5.00% contingent deferred sales load if shares are redeemed within one year of purchase. The contingent deferred sales load will be incrementally reduced over time. After the sixth year, no contingent deferred sales load will be assessed.

(4) Class C shareholders pay a 1.00% contingent deferred sales load if shares are redeemed within one year of purchase.

(5) A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "Redeeming Your Shares."

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 Year      3 Years     5 Years     10 Years
                         -------     -------     -------     --------
        Class A Shares    $ 497       $ 759      $1,040       $1,842
        Class B Shares      577         902       1,254        2,113
        Class C Shares      277         604       1,058        2,316

You would pay the following expenses if you did not redeem your shares:

                         1 Year      3 Years     5 Years     10 Years
                         -------     -------     -------     --------
        Class A Shares    $ 497       $ 759      $1,040       $1,842
        Class B Shares      177         602       1,054        2,113
        Class C Shares      177         604       1,058        2,316


ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all U.S. publicly traded Real Estate Investment Trusts.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2005, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund, in the timing of the issuance or sale of the shares of the Fund, or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Under normal market conditions, at least 95% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. As of December 31, 2005, the Index includes approximately 94% equity REITs, 1% mortgage REITs and 5% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.


The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

INVESTMENT RISKS

There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.


An investment in the Fund is subject to numerous risks. Descriptions of the principal risks of an investment in the Fund, including, without limitation, a discussion of Real Estate Industry Risks and REIT Investment Risks, appears beginning on page 2 of this Prospectus.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of ..50% of the average value of its daily net assets.


A discussion of the factors considered by the Board of Trustees in approving the investment advisory agreement between the Adviser and the Trust is available in the Fund's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. Pursuant to the terms of the sub-advisory agreement, the Adviser (not the Fund) pays the Sub-Adviser for its services to the Fund. The aggregate fee paid to the Sub-Adviser during the fiscal year ended December 31, 2005 was equal to .165% of the Fund's average daily net assets. Effective May 1, 2006, the Sub-Adviser has voluntarily agreed to reduce its fees to an annual rate of .10% of the value of the Fund's average daily net assets (subject to a minimum annual fee of $200,000), pending approval by the Board of Trustees of the reduced fee rate. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has approximately 13 years of experience in managing mutual fund portfolios which correlate to an index.

A discussion of the factors considered by the Board of Trustees in approving the sub-advisory agreement with the Sub-Adviser will be available in the Fund's semiannual report for the period ending June 30, 2006.

PORTFOLIO MANAGER. John H. Escario, CFA, who is a Portfolio Manager with the Sub-Adviser, has served as the Fund's portfolio manager since May 1, 2001. The Fund's Statement of Additional Information contains further details about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.


PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's Statement of Additional Information.

BUYING FUND SHARES
================================================================================
You may open an account with the Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------

                                ACCOUNT OPTIONS

Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------

TRADITIONAL IRA

Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

SPOUSAL IRA
An IRA in the name of a non-working spouse by a working spouse.

ROTH IRA
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible. IRA stands for "Individual Retirement Account."

IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open accounts for:

o    Keogh Plans for self-employed individuals

o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

o Coverdell Education Savings Accounts for funding a child's eligible education expenses

                               MINIMUM INVESTMENT
                                  REQUIREMENTS

                                                Initial       Additional
                                                -------       ----------
Regular Accounts                                $2,500           None

Tax-Deferred
Retirement Plans                                $1,000           None

Automatic Investment Plans:

Regular Accounts                                $2,500           $100

Tax-Deferred
Retirement Plans                                $1,000           $100

Automatic Investment Plans
--------------------------

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

You may also purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.


--------------------------------------------------------------------------------
10

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, we will invest your purchase in Class A shares.

2.   Write a check for your initial investment to "Wells S&P REIT Index Fund."

3. Mail your completed Account Application and your check to the following address:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

You may also establish an account through your broker-dealer. Since your broker-dealer may charge you fees for his or her services other than those described in this Prospectus, you should ask your broker-dealer about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your broker-dealer (ask your broker-dealer about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions, at 800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based on the next public offering price (net asset value plus any applicable sales load) computed after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

     o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Fund from check fraud, we do not accept checks made payable to third parties.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o We may refuse to accept any purchase request for any reason or no reason.

     o We mail you confirmations of all your purchases or redemptions of Fund shares.

     o    Certificates representing shares are not issued.

     o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o By sending your check to us, please be aware that you are authorizing us to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

     o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

DISRUPTIVE TRADING AND MARKET TIMING

The Fund discourages frequent purchases and sales of shares of the Fund. As noted above, the Fund may refuse to accept a purchase order for any reason or no reason, and the Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of the Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.

While there is no specific limit on roundtrip transactions, the Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Fund does not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level. The Fund is unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Fund.

Notwithstanding the foregoing, the Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. Finally, you should note that sales loads and contingent deferred sales loads apply to the purchase of Class A, B and C shares, which the Fund believes discourage market timing in the Fund in these share classes. While the market timing policies and procedures described above are intended to detect and prevent Disruptive Trading, the Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

CHOOSING A SHARE CLASS

Through this Prospectus the Fund is offering three classes of shares: Class A shares, Class B shares and Class C shares. The three Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales loads and expenses to which they are subject. Before choosing a Class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which Class of shares (A, B or C) is more beneficial to you depends on the amount and intended length of time of your investment and the type of account you open. You should consider Class A shares if you prefer to pay an initial sales load. If you qualify for reduced sales loads by investing over $50,000, you may find Class A shares particularly attractive because Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Due to the fact that the entire amount of the purchase price of Class B and Class C shares are immediately invested, any investment return on these investments may partially or wholly offset the higher annual expenses. However, there can be no assurance that this would be the case, since the Fund's future returns cannot be predicted.

Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each Class in the context of your investment timeline. For example, Class C shares are subject to a significantly lower contingent deferred sales load upon redemption than Class B shares; however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately eight years and will be subject to only a .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.


INSTITUTIONAL CLASS INVESTORS. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary invest in the aggregate $2 million or more in Class I shares. Financial intermediaries interested in Class I shares should contact the Underwriter for a Prospectus and additional information.


Set forth below is a chart comparing the sales loads, 12b-1 fees and conversion options applicable to each Class of shares:

                                                                                 CONVERSION
CLASS SALES LOAD                                            12B-1 FEE              FEATURE
----------------------------------------------------------------------------------------------------------
A     Maximum 4.00% initial sales load, reduced for            0.25%                 None
      purchases of $50,000 and over; shares sold without
      an initial sales load may be subject to a 1.00%
      contingent deferred sales load during first year
----------------------------------------------------------------------------------------------------------
B     Maximum 5.00% contingent deferred sales load             1.00%    Class B shares will automatically
      during the first year, decreasing to 0 after six years            convert to Class A shares after
                                                                        approximately eight years
----------------------------------------------------------------------------------------------------------
C     1.00% contingent deferred sales load during first year   1.00%                 None
----------------------------------------------------------------------------------------------------------

If you are investing $1 million or more, it is generally more beneficial for you to buy Class A Shares because there is no front-end sales load and the annual expenses are lower. Therefore, any purchase of $1 million or more is generally invested in Class A Shares.

                                 CLASS A SHARES

Class A shares are sold at net asset value (NAV) plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within one year after purchase if a commission was paid by the Underwriter to a participating unaffiliated broker. Class A shares are also subject to an annual 12b-1 fee of up to .25% of the Fund's average daily net assets allocable to Class A shares.

The public offering price of Class A shares is the next determined NAV per share plus a sales load as shown in the following table:


                                     Sales Load as % of:           Dealer
                                  ------------------------      Reallowance
                                    Public          Net           as % of
                                   Offering        Amount         Public
Amount of Investment                 Price        Invested    Offering Price
-------------------------------   ----------      ---------   ---------------
Less than $50,000                   4.00%            4.17%         3.50%
$50,000 but less than $100,000      3.50             3.63          3.00
$100,000 but less than $250,000     3.00             3.09          2.50
$250,000 but less than $500,000     2.50             2.56          2.00
$500,000 but less than $1,000,000   2.00             2.04          1.50
$1,000,000 or more                  None             None          None

PLEASE SEE "REDUCED SALES LOADS" BELOW FOR INFORMATION ON WAYS FOR INVESTORS TO REDUCE OR ELIMINATE SALES LOADS. MORE DETAILS ABOUT THESE PROGRAMS ARE CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

For initial purchases of Class A shares of the Fund of $1 million or more and subsequent purchases further increasing the size of the account, a dealer's commission (equal to 1.00% of such purchases from $1 million to $5 million, .50% of such purchases from $5 million to $50 million and .25% of such purchases in excess of $50 million) may be paid by the Underwriter to participating unaffiliated brokers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the broker's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

Under certain circumstances, the Underwriter may increase or decrease the reallowance to brokers. The Underwriter receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Underwriter retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

REDUCED SALES LOADS. You may use the Right of Accumulation to combine the current NAV of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads set forth in the table above.

Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. With a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $10,000.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, for purposes of determining the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened using different brokerage firms, so it is important to let your broker(s) or the Transfer Agent know about all your accounts that may be combined for these privileges. You should contact your broker or the Transfer Agent for more information about reduced sales loads and the Right of Accumulation and Letter of Intent.

PURCHASES AT NET ASSET VALUE. Savings and loan associations, in their fiduciary capacity or for their own accounts, may purchase Class A shares of the Fund at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

In addition, Class A shares of the Fund may be purchased at NAV by broker-dealers who have a sales agreement with the Underwriter and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers, financial planners and other financial intermediaries may also purchase Class A shares at NAV if their investment adviser, financial planner or financial intermediary has made arrangements with the Underwriter permitting them to do so. The investment adviser, financial planner or financial intermediary must notify the Fund that an investment qualifies as a purchase at NAV.

Trustees, directors, officers and employees of the Trust, the Adviser, the Sub-Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Underwriter and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to the Underwriter and will be equal to the commission percentage paid at the time of purchase (either 1.00%, .50% or .25% depending on the amount of purchase) as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed; or (2) the NAV of such shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be so notified on the confirmation you receive for such purchase. Class A shares of the Fund held for more than one year will not be subject to the contingent deferred sales load.

                                 CLASS B SHARES

Class B shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load will be imposed on redemptions of Class B shares that take place within six years of the purchase date. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class B shares being redeemed. The size of this sales load will depend on how long you have held your shares, as set forth in the following table:

            Year Since Purchase          CDSL as a Percentage
            Payment Made                  of Amount Redeemed
            -------------------------- -----------------------
            First                                5.00%
            Second                               4.00%
            Third                                3.00%
            Fourth                               3.00%
            Fifth                                2.00%
            Sixth                                1.00%
            Seventh and thereafter               None

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class B shares. The Underwriter intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares. The maximum initial investment in Class B shares is $250,000.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares, based on the relative NAVs of the shares of the two Classes on the conversion date, approximately eight (8) years after the date of your original purchase of those shares. Class B shares you have acquired through automatic reinvestment of dividends and distributions paid on the shares being converted will also be converted to Class A shares.

                                 CLASS C SHARES

Class C shares are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A contingent deferred sales load of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the NAV at the time of purchase of the Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets allocable to Class C shares. The Underwriter intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares. The maximum initial investment in Class C shares is $500,000.

ADDITIONAL INFORMATION ON THE CONTINGENT DEFERRED SALES LOAD

The contingent deferred sales load is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Underwriter may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc. The contingent deferred sales load is also waived for shareholders systematically redeeming Fund shares under the automatic withdrawal plan (see "Redeeming Your Shares"). In order to qualify for this waiver, the total annual redemptions under the plan may not exceed 15% of the initial value of the Fund shares when the plan is established.

All sales loads imposed on redemptions are paid to the Underwriter. The contingent deferred sales load will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a particular redemption is subject to a contingent deferred sales load, it is assumed that the redemption is first of shares acquired pursuant to reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200. At the rate of 1.00%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class B and Class C shares in your account are aggregated.

EXCHANGE PRIVILEGE

Shares of the Fund and shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares) may be exchanged for each other. A sales load may be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged. If you make an exchange involving Class B or Class C shares, the amount of time you hold shares of the Money Market Portfolio through the Wells Money Market Account will not be added to the holding period of your original Fund shares for the purpose of calculating contingent deferred sales charges if you later redeem your investment. However, if you exchange back into your original Class B or Class C shares, the prior holding period of your Class B or Class C shares will be added to your current holding period of Class B or Class C shares in calculating the contingent deferred sales load.

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value (or offering price if a sales load is applicable) after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

REDEEMING YOUR SHARES
================================================================================
To redeem your shares, send a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption, less any contingent deferred sales load due on the redeemed shares. Be sure to review "Buying Fund Shares" above to determine whether your redemption is subject to a contingent deferred sales load.

You may also place a wire redemption request through your broker-dealer to redeem your shares. The broker-dealer is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus. If you request a redemption by wire, you will be charged a $15 processing fee. We reserve the right to change the processing fee upon thirty days notice. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal plan.


REINVESTMENT PRIVILEGE. If you have redeemed Class A shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.


OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or by wire transfer from your bank.

     o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

     o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Statement of Additional Information for further information.

DISTRIBUTION PLANS
================================================================================
The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan") that allow each Class of shares to pay for certain expenses related to the distribution of their shares, including payments to securities dealers and other persons (including the Underwriter and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Class A Plan is ..25% of the Fund's average daily net assets allocable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively. The payments permitted by the Class B Plan and the Class C Plan fall into two categories. First, each Class of shares may directly incur or reimburse the Underwriter (in an amount not to exceed .75% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares) for certain distribution related expenses as described above. The Class B Plan and Class C Plan also provide for the payment of an account maintenance fee of up to .25% per year of the Fund's average daily net assets allocable to Class B shares and Class C shares, respectively, which may be paid to dealers or other financial intermediaries based on the average value of Fund shares owned by clients of such dealers or other financial intermediaries. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost long-term shareholders more than paying other types of sales loads. In the event a Plan is terminated by the Trust in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Underwriter may make payments to dealers and other persons in addition to the .25% account maintenance fee described above.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.


You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.

------------------------------------------------------------------
Distributions are paid according to the following options:
        SHARE OPTION -- income  distributions  and capital  gains
                        distributions  reinvested  in  additional
                        shares without a sales load.
        INCOME OPTION-- income   distributions   paid   in  cash;
                        capital gains distributions reinvested in
                        additional shares a sales load.
        CASH OPTION --  income  distributions  and  capital gains
                        distributions  paid in cash.
------------------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received in cash any dividend or capital gains distribution from the Fund, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the NAV next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders.



Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
================================================================================
On each day that the Fund is open for business, the public offering price (NAV plus any applicable sales load) of each Class of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.


The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended December 31, 2005, 2004, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request. The information for the year ended December 31, 2001 was audited by other independent auditors.

CLASS A

                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=================================================================================================================================
                                                               YEAR          YEAR          YEAR           YEAR           YEAR
                                                               ENDED         ENDED         ENDED          ENDED         ENDED
                                                              DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,       DEC. 31,
                                                                2005          2004          2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ......................  $    11.97    $    10.31    $     8.26    $     8.63    $     8.14
                                                             ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income ...................................        0.27          0.31          0.28          0.34          0.37
  Net realized and unrealized gains (losses) on investments        0.92          2.73          2.45         (0.07)         0.63
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ..........................        1.19          3.04          2.73          0.27          1.00
                                                             ----------    ----------    ----------    ----------    ----------

Less distributions:
  Dividends from net investment income ....................       (0.27)        (0.31)        (0.28)        (0.34)        (0.37)
  Distributions from net realized gains ...................       (1.04)        (0.99)        (0.28)        (0.18)         --
  Return of capital .......................................       (0.21)        (0.08)        (0.12)        (0.12)        (0.14)
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions .......................................       (1.52)        (1.38)        (0.68)        (0.64)        (0.51)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ............................  $    11.64    $    11.97    $    10.31    $     8.26    $     8.63
                                                             ==========    ==========    ==========    ==========    ==========

Total return(a) ...........................................       10.15%        30.13%        33.88%         2.97%        12.63%
                                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .........................  $  210,471    $  212,993    $  170,443    $   93,545    $   74,470
                                                             ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets(b) ............        0.99%         0.99%         0.99%         0.99%         0.99%

Ratio of net investment income to average net assets ......        2.17%         2.86%         3.19%         3.96%         4.61%

Portfolio turnover rate ...................................          18%           26%           13%           10%            5%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b)  Absent voluntary fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average  net assets  would
     have  been   1.25%,   1.30%,  1.34%,  1.38% and  1.26% for  the years ended  December 31, 2005,  2004, 2003, 2002 and 2001, respectively.


                                                                                                                              23

CLASS B

                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=================================================================================================================================
                                                               YEAR          YEAR          YEAR           YEAR           YEAR
                                                               ENDED         ENDED         ENDED          ENDED         ENDED
                                                              DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,       DEC. 31,
                                                                2005          2004          2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ......................  $    12.15    $    10.46    $     8.37    $     8.75    $     8.24
                                                             ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income ...................................        0.18          0.23          0.22          0.27          0.30
  Net realized and unrealized gains (losses) on investments        0.94          2.76          2.48         (0.07)         0.66
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ..........................        1.12          2.99          2.70          0.20          0.96
                                                             ----------    ----------    ----------    ----------    ----------

Less distributions:
  Dividends from net investment income ....................       (0.18)        (0.23)        (0.22)        (0.27)        (0.30)
  Distributions from net realized gains ...................       (1.04)        (0.99)        (0.28)        (0.18)         --
  Return of capital .......................................       (0.21)        (0.08)        (0.11)        (0.13)        (0.15)
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions .......................................       (1.43)        (1.30)        (0.61)        (0.58)        (0.45)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ............................  $    11.84    $    12.15    $    10.46    $     8.37    $     8.75
                                                             ==========    ==========    ==========    ==========    ==========

Total return(a) ...........................................        9.35%        29.12%        32.98%         2.13%        11.88%
                                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .........................  $   55,231    $   51,588    $   31,854    $   18,880    $   12,708
                                                             ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets(b) ............        1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income to average net assets ......        1.42%         2.11%         2.44%         3.21%         3.86%

Portfolio turnover rate ...................................          18%           26%           13%           10%            5%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b)  Absent voluntary fee waivers and expense reimbursements by the Adviser,  the ratio of expenses to average net assets  would
     have  been   2.00%,   1.94%,  1.96%,  1.99% and  2.01% for  the years  ended December 31, 2005,  2004, 2003, 2002 and 2001, respectively.








24

CLASS C

                                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=================================================================================================================================
                                                               YEAR          YEAR          YEAR           YEAR           YEAR
                                                               ENDED         ENDED         ENDED          ENDED         ENDED
                                                              DEC. 31,      DEC. 31,      DEC. 31,      DEC. 31,       DEC. 31,
                                                                2005          2004          2003          2002           2001
---------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ......................  $    12.10    $    10.43    $     8.35    $     8.72    $     8.22
                                                             ----------    ----------    ----------    ----------    ----------

Income (loss) from investment operations:
  Net investment income ...................................        0.18          0.23          0.22          0.27          0.30
  Net realized and unrealized gains (losses) on investments        0.94          2.74          2.47         (0.06)         0.65
                                                             ----------    ----------    ----------    ----------    ----------
Total from investment operations ..........................        1.12          2.97          2.69          0.21          0.95
                                                             ----------    ----------    ----------    ----------    ----------

Less distributions:
  Dividends from net investment income ....................       (0.18)        (0.23)        (0.22)        (0.27)        (0.30)
  Distributions from net realized gains ...................       (1.04)        (0.99)        (0.28)        (0.18)         --
  Return of capital .......................................       (0.21)        (0.08)        (0.11)        (0.13)        (0.15)
                                                             ----------    ----------    ----------    ----------    ----------
Total distributions .......................................       (1.43)        (1.30)        (0.61)        (0.58)        (0.45)
                                                             ----------    ----------    ----------    ----------    ----------

Net asset value at end of year ............................  $    11.79    $    12.10    $    10.43    $     8.35    $     8.72
                                                             ==========    ==========    ==========    ==========    ==========

Total return(a) ...........................................        9.39%        29.01%        32.94%         2.25%        11.78%
                                                             ==========    ==========    ==========    ==========    ==========

Net assets at end of year (000's) .........................  $   73,420    $   68,912    $   38,861    $   19,350    $    9,339
                                                             ==========    ==========    ==========    ==========    ==========

Ratio of net expenses to average net assets(b) ............        1.74%         1.74%         1.74%         1.74%         1.74%

Ratio of net investment income to average net assets ......        1.42%         2.11%         2.44%         3.21%         3.86%

Portfolio turnover rate ...................................          18%           26%           13%           10%            5%

(a)  Total returns shown exclude the effect of applicable sales loads.

(b)  Absent voluntary fee waivers and expense reimbursements by the Adviser, the ratio of  expenses to average net assets  would have  been  2.01%,  1.94%,  1.96%,  1.99% and  2.01% for  the  years ended  December 31,  2005,  2004, 2003, 2002 and 2001, respectively.

================================================================================
  ----------------------------------------------------------------------------

                            CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

  ----------------------------------------------------------------------------
================================================================================
26

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Walter W. Sessoms
Neil H. Strickland
W. Wayne Woody

INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate: (Toll-Free) 800-448-1010

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Kilpatrick Stockton LLP
1100 Peachtree Street, Suite 2800
Atlanta, Georgia 30309

EXECUTIVE OFFICERS
Leo F. Wells III, President
Douglas P. Williams, Vice President
Jill W. Maggiore, Vice President and
   Chief Compliance Officer
Robert G. Dorsey, Vice President
John F. Splain, Secretary
Mark J. Seger, Treasurer

================================================================================

                              FOR MORE INFORMATION


Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly  affected the Fund's  performance  during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Fund also makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website at www. wellsref.com.


Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-08355




        WELLS S&P REIT
        INDEX FUND
                Prospectus and Application

                May 1, 2006



        CLASS A SHARES (WSPAX)
        CLASS B SHARES (WSPBX)
        CLASS C SHARES (WSPCX)




        An Account Application is located at
        the center-fold of this Prospectus.




                                         [GRAPHIC OMITTED]
                                               WELLS
                                         REAL ESTATE FUNDS



        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE
        ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


================================================================================

------------------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO ESTABLISH
A FUND INDIVIDUAL RETIREMENT ACCOUNT.

PLEASE PRINT CLEARLY ALL ITEMS EXCEPT
SIGNATURE.                                                 W E L L S

TO AVOID HAVING YOUR APPLICATION                             S & P        [LOGO]
RETURNED, PLEASE BE SURE TO COMPLETE
STEPS 1, 2 & 7.                                         REIT INDEX FUND

RETURN COMPLETED FORM WITH PAYMENT TO
THE FUND:

   P.O. BOX 46707, CINCINNATI, OHIO 45246-0707

FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL
US AT 1-800-282-1581.
------------------------------------------------

================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------
1A.  CHECK ONE

[ ]  INDIVIDUAL

     ---------------------------------------------------------------------------
                    Owner's Name (as you want it to appear)

DATE OF BIRTH OF OWNER _________________ / ___________________ /________________

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP:[ ] U.S. [ ] Other _______________________________________________
                         Specify Country (Non-resident aliens must provide IRS
                                         form W-8 and a copy of their passport.)

Are you an associated person of an NASD member? [ ] Yes  [ ] No

[ ]  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ---------------------------------------------------------------------------
                       Joint Owner's Name (if applicable)

DATE OF BIRTH OF JOINT OWNER _______________ / _______________ / _______________

OR
[ ]  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ---------------------------------------------------------------------------
            Name of Trust, Corporation, Partnership or other Entity

     If a Trust _________________________________________________ ______________
                   Name of Trustee(s) or Authorized Individual      Trust Date

OR

[ ]  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     __________________________________________ under the ___________ UGMA/UTMA.
         Minor's Name (only one permitted)                   State

     ---------------------------------------------------------------------------
         Custodian's Social Security Number            Custodian's Date of Birth

     ---------------------------------------------------------------------------
         Minor's Date of Birth

1B.  TAXPAYER IDENTIFICATION NUMBER

                                  -       -
                         -- -- --   -- --   -- -- -- --
     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                                  -       -
                         -- -- --   -- --   -- -- -- --
                     Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ---------------------------------------------------------------------------
     Number and Street

     -------------------------------------------- ---------------- -------------
     City                                         State            Zip

     ( ----- ) ---------------------------------- ( ----- ) --------------------
     Telephone Number                             Fax Number

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

2A.  Indicate the amount for each share class selected.
     Please enclose one check for the total amount of your investment. ($2,500 min.; $1,000 for tax-deferred retirement plans)

                                       AMOUNT                  AMOUNT

     Wells S&P              Class A $___________   Class C  $___________
     REIT Index Fund        Class B $___________   Please check this box if your
                                                   account is to be funded with
     Wells Money                                   dividend check(s) from the
     Market Account                 $___________   Wells REIT [ ]

2B.  RIGHTS OF ACCUMULATION Please see prospectus for details.

[ ] My combined holdings in the Wells S&P REIT Index Fund Class A Shares may entitle me to a reduced sales charge. Applicable shareholder account numbers are:

Account # _____________________________ Account # ______________________________

Account # _____________________________ Account # ______________________________

2C. LETTER OF INTENT You may qualify for reduced sales charges if you plan to make additional investments within a 13-month period. Please see prospectus for qualifications.

[ ] I agree to the terms of the Letter of Intent set forth in the prospectus. Although I am not obligated to do so, it is my intention to invest over a 13-month period in Class A Shares of Wells S&P REIT Index Fund an aggregate amount at least equal to that which is checked below.

[ ]  $50,000   [ ]  $100,000  [ ]  $250,000  [ ]  $500,000  [ ]  $1,000,000

2D.  SALES CHARGE WAIVER See current prospectus for eligibility requirements.

[ ]  Check if eligible for waiver and indicate investor category:

     ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

[ ] INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund

[ ] CASH OPTION 1: Please distribute all income and capital gains in cash by check.

[ ] CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ---------------------------------------------------------------------------
     Name

     ---------------------------------------------------------------------------
     Company Name

     ---------------------------------------------------------------------------
     Street Address

     -------------------------------------------- ---------------- -------------
     City                                         State            Zip


--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES  FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* [ ] Yes  [ ] No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum balance of $2,500 is required with $100 minimum for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     [ ]  the last business day of each month
     [ ]  the 15th day of each month
     [ ]  both the 15th and last business day

AMOUNT $ _______________________________________________________________________

CHECK ONE INTERVAL: [ ] Monthly  [ ] Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.

5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) [ ] Yes  [ ] Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

[ ]  (ACH) Automated Clearing House or  [ ] WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN [ ] Yes  [ ] No
     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.


AMOUNT $ _______________________________________________________________________


START MONTH ____________________________________________________________________


CHECK ONE INTERVAL: [ ] Monthly  [ ] Quarterly  [ ] Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

[ ]  By check to address of record

[ ]  ACH (2-3 day free service to pay instructions in Step 6)

[ ]  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

-----------   By attaching a voided check or deposit slip below and signing Step
  ATTACH      7  I  authorize  credits/debits  to/from  this  bank  account   in
   YOUR       conjunction  with the  account  options  selected.  I   understand
  VOIDED      for the selected options involving wire transactions,  my bank may
  CHECK       charge me wire fees. I agree that the Fund and its agents may make
   HERE       additional  attempts to  debit/credit  my account if  the  initial attempt fails and that I will be liable for any associated  costs.
WE CANNOT     All  account  options  selected  shall  become part  of the terms,
ESTABLISH     representations and conditions of this application.
  THESE
 SERVICES
WITHOUT IT.
              ------------------------------------------------------------------
               Signature(s) of depositor (if different from signature in Step 7)

-----------
              -----------------------------------------------------------------
                        Signature of designated Co-Bank Account Owner

              THIS IS A:
              [ ] checking account    [ ] savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Wells S&P REIT Index Fund (the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                        EACH ACCOUNT OWNER MUST SIGN HERE

----------------------------------------------------------- --------------------
Signature of Owner, Trustee or Custodian                    Date


----------------------------------------------------------- --------------------
Signature of Joint Owner or Co-Trustee (if any)             Date

--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ---------------------------------------------------------------------------
     Broker/Dealer Firm Name                                Dealer #

     ---------------------------------------------------------------------------
     Representative's Name      Rep #       Branch #        Rep Telephone Number

     ---------------------------------------------------------------------------
     Rep Office Street Address              Rep Office City/State/Zip

     ---------------------------------------------------------------------------
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                            WELLS S&P REIT INDEX FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

                                                                      PROSPECTUS
                                                                     May 1, 2006


                       WELLS FAMILY OF REAL ESTATE FUNDS
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                           WELLS S&P REIT INDEX FUND
                             CLASS I SHARES (WSPIX)

================================================================================

The Wells S&P REIT Index Fund (the "Fund"), a series of the Wells Family of Real Estate Funds, seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index by investing in the stocks included in the Index.

Wells Asset Management, Inc. (the "Adviser") serves as the investment manager to the Fund. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), manages the Fund's investments under the supervision of the Adviser.

This Prospectus offers Class I shares only. The Fund offers three other Classes of shares (Class A, B and C), each with a different combination of sales loads, ongoing fees and different features. Please call 800-282-1581 to obtain a prospectus for these other classes.

This Prospectus has the information about the Wells S&P REIT Index Fund that you should know before investing. You should read it carefully and keep it with your investment records.

                               TABLE OF CONTENTS
================================================================================
Risk/Return Summary .......................................................  2
Expense Information .......................................................  4
Additional Investment Information .........................................  5
Operation of the Fund .....................................................  8
Buying Fund Shares ........................................................  9
Redeeming Your Shares ..................................................... 13
Dividends and Distributions ............................................... 14
Taxes ..................................................................... 15
Calculation of Share Price ................................................ 16
Financial Highlights ...................................................... 17
Customer Privacy Policy ................................................... 18
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
================================================================================

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "S&P REIT Index" or the "Index").

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

Normally, at least 95% of the Fund's total assets are invested in the stocks included in the S&P REIT Index. The Fund will invest in stocks represented in the Index in proportions substantially similar to the Index. The Fund is normally invested in all of the stocks which comprise the Index, except when changes are made to the Index itself.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

The Fund's investment return and net asset value will fluctuate, and when you sell shares you may receive more or less than the amount you paid for them. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The Fund is subject to, among other risks:

     MARKET RISK -- Stock prices, including prices of REIT stocks, may decline over short or extended periods. In a declining stock market, stock prices for all REITs may decline, regardless of any one company's prospects. As a result, the Fund may also decline in a declining stock market.

     REAL ESTATE INDUSTRY RISK -- When profits, revenues, or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT stock prices may decline as well. Therefore, the Fund is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which include, without limitation:
          o    possible declines in the value of real estate
          o    adverse general and local economic conditions
          o    possible lack of availability of mortgage funds
          o    overbuilding in a REIT's market
          o    changes in interest rates
          o    environmental problems

     REIT INVESTMENT RISK -- In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration under the Investment Company Act of 1940; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

     INTEREST RATE RISK -- Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

     INVESTMENT COMPETITION RISK -- REITs compete with other investment opportunities (e.g., general business stocks, bonds, money market instruments, etc.) for investors' dollars. If investors invest in these opportunities instead of REITs, then the Fund may decline in value.

     INDUSTRY CONCENTRATION RISK -- The Fund concentrates its investments in a single industry and could experience larger price fluctuations than funds invested in a broader range of industries.

PERFORMANCE SUMMARY

The bar chart and performance table shown below provide some indication of the risks of investing in the Fund by showing:

     -- the Fund's performance for each full calendar year over the lifetime of Class I shares, and
     -- how the average annual total returns for Class I shares compare with those of the Index the Fund tracks.

How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                               [GRAPHIC OMITTED]


                            2004              2005
                           ------            ------
                           30.44%            10.51%

The 2006 year-to-date total return for Class I shares through March 31, 2006 is 14.76%.

During the period shown in the bar chart, the highest return for a quarter was 14.57% during the quarter ended December 31, 2004 and the lowest return for a quarter was -7.54% during the quarter ended March 31, 2005.


The impact of taxes and sales loads is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class I shares will differ from the performance of the other Classes offered by the Fund to the extent that the Classes do not have the same expenses or inception dates.

     AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)


The table below shows how the average annual total returns of the Fund's Class I shares compare with those of the S&P REIT Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                                          One Year          Since Inception*
                                         ------------------------------------
CLASS I SHARES
  Return Before Taxes                      10.51%                23.89%
  Return After Taxes on Distributions       8.25%                21.18%
  Return After Taxes on Distributions
    and Sale of Fund Shares                 8.59%                19.75%
S&P REIT Index**                           11.31%                25.21%


*  The initial public offering of Class I shares commenced on August 25, 2003.

** Reflects no deduction for fees, expenses or taxes.

EXPENSE INFORMATION
================================================================================

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

SHAREHOLDER FEES (fees paid directly from your investment)
                                                                       CLASS I
                                                                        SHARES
                                                                       -------

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
  of offering price) .................................................   None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price, or the amount redeemed, whichever is
  less) ..............................................................   None
Sales Charge (Load) Imposed on Reinvested Dividends ..................   None
Redemption Fee .......................................................   None


ANNUAL FUND  OPERATING  EXPENSES  (expenses  that are deducted from Fund assets)
                                                                       CLASS I
                                                                        SHARES
                                                                       -------

Management Fees ......................................................   0.50%
Distribution (12b-1) Fees ............................................   None

Other Expenses .......................................................   3.42%
                                                                       -------
Total Annual Fund Operating Expenses .................................   3.92%
Fee Waivers and Expense Reimbursements* ..............................   3.18%
                                                                       -------

Net Expenses .........................................................   0.74%
                                                                       =======

* The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain Total Annual Fund Operating Expenses of Class I shares at or below 0.74%.
4

EXAMPLE

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 Year      3 Years     5 Years     10 Years
              -------     -------     -------     --------
               $  76      $  237       $  411      $ 1,382


ADDITIONAL INVESTMENT INFORMATION
================================================================================

INVESTMENT OBJECTIVE

The Fund seeks to provide investment results corresponding to the performance of the S&P REIT Index by investing in the stocks included in the Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund attempts to duplicate the investment results of the S&P REIT Index. The Index is made up of approximately 100 stocks which constitute a representative sample of all U.S. publicly traded Real Estate Investment Trusts.

The Fund is not actively managed by investment advisers who buy and sell securities based on research and analysis. Instead, the Fund is "passively managed," where the investment advisers attempt to match, as closely as possible, the performance of the target index by either holding all the securities in the index or by holding a representative sample. Indexing appeals to many investors because of its simplicity (indexing is a straightforward market-matching strategy); diversification (indexes generally cover a wide variety of companies); and index performance correlation (an index fund is expected to move in the same direction -- up or down -- as its target index).

To be included in the Index, a REIT must be traded on a major U.S. stock exchange. As of December 31, 2005, 100 REITs were included in the Index. The Index is rebalanced every calendar quarter as well as each time that a REIT is removed from the Index because of corporate activity such as a merger, acquisition, leveraged buyout, bankruptcy, IRS removal of REIT status, fundamental change in business, or a change in shares outstanding.

WHAT IS A REIT?

A Real Estate Investment Trust ("REIT") is a pooled investment vehicle which invests primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. To qualify, a REIT must distribute at least 90% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's Corporation ("S&P"). S&P makes no representation or warranty, express or implied, to the purchasers of the Fund or any member of the public regarding the advisability of investing in securities generally, or in the Fund particularly or the ability of the Index to track the market performance of real estate investment trusts. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P REIT Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the purchasers of the Fund into consideration in determining, composing or calculating the REIT Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the shares of the Fund, in the timing of the issuance or sale of the shares of the Fund, or in the determination or calculation of the equation by which the shares of the Fund are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, PURCHASERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P REIT INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Under normal market conditions, at least 95% of the Fund's total assets will be invested in the stocks included in the S&P REIT Index. The proportion of the Fund's assets invested in each stock held in the Fund's portfolio is substantially similar to the proportion of the Index represented by the stock. For example, if a stock represents 2% of the value of the Index, the Fund invests approximately 2% of its assets in the stock. The Fund will normally be invested in all of the stocks which comprise the S&P REIT Index, except when changes are made to the Index itself. As of December 31, 2005, the Index includes approximately 94% equity REITs, 1% mortgage REITs and 5% hybrid REITs; however, these percentages are subject to change at any time at the discretion of S&P. The Sub-Adviser monitors daily the composition of the Index and makes adjustments to the Fund's portfolio as necessary in order to correlate with the Index.


The Fund will attempt to achieve a correlation between its performance and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. If the Fund consistently fails to achieve its targeted correlation, the Fund will reassess its investment strategies, cash management policies and expense ratio in an attempt to achieve a correlation of 0.95 or higher.

Money market instruments will typically represent a portion of the Fund's portfolio as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund.

INVESTMENT RISKS

There is no assurance that the Fund's investment objective will be met. Generally, if the securities owned by the Fund increase in value, the value of the shares of the Fund which you own will increase. Similarly, if the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.


An investment in the Fund is subject to numerous risks. Descriptions of the principal risks of an investment in the Fund, including, without limitation, a discussion of Real Estate Industry Risks and REIT Investment Risks, appears beginning on page 2 of this Prospectus.

OPERATION OF THE FUND
================================================================================
The Fund is a diversified series of the Wells Family of Real Estate Funds (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Trust's Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

INVESTMENT ADVISER. The Trust retains Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia, to provide general investment supervisory services to the Fund and to manage the Fund's business affairs. The controlling shareholder of the Adviser is Leo F. Wells, III. Mr. Wells, through various organizations under his control, has extensive experience in the acquisition, disposition, management, leasing and development of investment real estate. The Fund pays the Adviser a fee at the annual rate of ..50% of the average value of its daily net assets.


A discussion of the factors considered by the Board of Trustees in approving the investment advisory agreement between the Adviser and the Trust is available in the Fund's annual report for the fiscal year ended December 31, 2005.

SUB-ADVISER. PADCO Advisors, Inc., d/b/a Rydex Investments (the "Sub-Adviser"), 9601 Blackwell Road, Suite 500, Rockville, Maryland, has been retained by the Adviser to manage the Fund's investments. Pursuant to the terms of the sub-advisory agreement, the Adviser (not the Fund) pays the Sub-Adviser for its services to the Fund. The aggregate fee paid to the Sub-Adviser during the fiscal year ended December 31, 2005 was equal to .165% of the Fund's average daily net assets. Effective May 1, 2006, the Sub-Adviser has voluntarily agreed to reduce its fees to an annual rate of .10% of the value of the Fund's average daily net assets (subject to a minimum annual fee of $200,000), pending approval by the Board of Trustees of the reduced fee rate. The Sub-Adviser has been managing assets for institutional investors since 1993. The Sub-Adviser has approximately 13 years of experience in managing mutual fund portfolios which correlate to an index.

A discussion of the factors considered by the Board of Trustees in approving the sub-advisory agreement with the Sub-Adviser will be available in the Fund's semiannual report for the period ending June 30, 2006.

PORTFOLIO MANAGER. John H. Escario, CFA, who is a Portfolio Manager with the Sub-Adviser, has served as the Fund's portfolio manager since May 1, 2001. The Fund's Statement of Additional Information contains further details about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of Fund shares.


PRINCIPAL UNDERWRITER. Wells Investment Securities, Inc. (the "Underwriter") serves as the primary agent for the distribution of shares of the Fund. The Underwriter is an affiliate of the Adviser by reason of common ownership. Leo F. Wells, III, President and a Trustee of the Trust, is the controlling shareholder of the Underwriter.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's Statement of Additional Information.

BUYING FUND SHARES
================================================================================
You may open an account with the Fund by investing at least the minimum amount required for the type of account you open. You may invest additional amounts in an existing account at any time. Several different account options and minimum investment amounts options are detailed below.

--------------------------------------------------------------------------------
                                ACCOUNT OPTIONS

Regular Accounts
----------------

Tax-Deferred Retirement Plans
-----------------------------

TRADITIONAL IRA
Assets grow tax-deferred and contributions may be deductible. Withdrawals and distributions are taxable in the year made.

SPOUSAL IRA
An IRA in the name of a non-working spouse by a working spouse.

ROTH IRA
An IRA with tax free growth of assets and distributions, if certain conditions are met. Contributions are not deductible.

IRA stands for "Individual Retirement Account." IRAs are special types of accounts that offer different tax advantages. You should consult your tax professional to help decide which is right for you.

You may also open  accounts for:

o    Keogh Plans for self-employed individuals

o Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

o 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

o Coverdell Education Savings Accounts for funding a child's eligible education expenses

                               MINIMUM INVESTMENT
                                  REQUIREMENTS

                                                    Initial      Additional
                                                    -------      ----------
     Regular Accounts                               $2,500          None

     Tax-Deferred
     Retirement Plans                               $1,000          None

     Automatic Investment
     Plans:

     Regular Accounts                               $2,500          $100

     Tax-Deferred
     Retirement Plans                               $1,000          $100

Automatic Investment Plans
--------------------------

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account on either the 15th, the last business day of the month or both. The Fund pays the costs associated with these transfers, but reserves the right, upon thirty days written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

You may also purchase shares of the Fund through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security checks transferred automatically to purchase shares of the Fund.


--------------------------------------------------------------------------------

Class I shares are not subject to any front-end sales loads or contingent deferred sales loads, nor are they subject to a 12b-1 fee. Class I shares are available only to clients of financial intermediaries that charge an asset management fee and only if clients of the financial intermediary have invested in the aggregate $2 million or more in Class I shares. The Fund offers three other Classes of shares; if you do not qualify for the purchase of Class I shares, please call 800-282-1581 to obtain a prospectus offering shares of these other Classes.

OPENING A NEW ACCOUNT. To open an account with us, please follow the steps outlined below.

1.   Complete the enclosed Account Application.

2.   Write a check for your initial investment to "Wells S&P REIT Index Fund."

3. Mail your completed Account Application and your check to the following address:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

You may also establish an account through your financial representative, investment adviser or other financial intermediary. Since your financial representative may charge you fees for his or her services other than those described in this Prospectus, you should ask your financial representative about fees before investing.

ADDING TO YOUR ACCOUNT. You may make additional purchases and add shares to your account at any time. These purchases may be made by mail, by wire transfer or by contacting your financial representative (ask your financial representative about any fees for his or her services). Additional purchase requests must include your name and account number to ensure proper crediting to your account. Use the address above for additional purchases by mail, and call us c/o our transfer agent, Ultimus Fund Solutions, at 800-282-1581 for wiring instructions.

OTHER INFORMATION. In connection with all purchases of Fund shares, we observe the following policies and procedures:

     o We price direct purchases based on the next share price (net asset value) computed after your order is received. Direct purchase orders received by the Transfer Agent by the close of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m., Eastern time) are confirmed at that day's share price. Purchase orders received by your financial representative prior to the close of the NYSE on any business day and transmitted to the Transfer Agent on that day are confirmed at the share price determined as of the close of the regular session of trading on the NYSE on that day.

     o All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. We do not accept cash, drafts, "starter" checks, travelers checks, credit card checks, post-dated checks, or money orders. In addition, to protect the Fund from check fraud, we do not accept checks made payable to third parties.

     o We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

     o We may refuse to accept any purchase request for any reason or no reason.

     o We mail you confirmations of all your purchases or redemptions of Fund shares.

     o    Certificates representing shares are not issued.

     o If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Transfer Agent in the transaction.

     o By sending your check to us, please be aware that you are authorizing us to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day we receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your cancelled check back. If we cannot post the transaction electronically, you authorize us to present an image copy of your check for payment.

     o There is no fee for purchases made by wire, but we may charge you for this service upon thirty days prior notice.

The Fund's Account Application contains provisions in favor of the Fund, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

DISRUPTIVE TRADING AND MARKET TIMING

The Fund discourages frequent purchases and sales of shares of the Fund. As noted above, the Fund may refuse to accept a purchase order for any reason or no reason, and the Fund will refuse a purchase order if it determines, in its sole opinion, that your trading activity may disadvantage or potentially harm the rights or interests of other shareholders. Frequent purchases, redemptions or exchanges into and then out of the Fund in a short period of time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have harmful effects for other shareholders. These risks and harmful effects include:

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in an account to constitute Disruptive Trading. A "roundtrip transaction" is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 30 days.

While there is no specific limit on roundtrip transactions, the Fund may (i) refuse any purchase or exchange order; or (ii) restrict or terminate purchase or exchange privileges for a shareholder where we determine that the shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period. In determining the frequency of roundtrip transactions, the Fund does not include systematic withdrawals or exchanges and/or automatic purchases or exchanges, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level. The Fund is unable to measure roundtrip transactions for purchases through broker-dealer or similar omnibus accounts, since omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the Fund.

Notwithstanding the foregoing, the Fund may take action to prevent additional purchases or exchanges by a shareholder if his or her trading activity (measured by roundtrip transactions or otherwise) is determined to be Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory law related to market timing. While the market timing policies and procedures described above are intended to detect and prevent Disruptive Trading, the Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

The Fund does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

EXCHANGE PRIVILEGE

Shares of the Fund and shares held in a Wells Money Market omnibus account in the Money Market Portfolio (a series of Premier Money Market Shares) may be exchanged for each other.

You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt Fund performance. If you exceed that limit, the Fund or the Underwriter, in its sole discretion, may reject any further exchange orders.

You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges also may be requested by telephone. If you are unable to execute your exchange by telephone (for example during times of unusual market activity), you should consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges are subject to the applicable minimum initial investment requirements, and may only be made for shares then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a copy of the prospectus for the Money Market Portfolio.

ANTI-MONEY LAUNDERING COMPLIANCE

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, the Fund will ask for your name, address, date of birth, and other information that will allow the Fund to identify you. The Fund may also ask to see your driver's license or other identifying documents. If we cannot verify your identity, we may determine not to open an account for you or, if your account is open, we may close your account. Closed accounts will be valued at the price determined as of the close of the New York Stock Exchange on the day the account is closed, and redemption proceeds may be worth more or less than the original investment.

If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund may also be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

REDEEMING  YOUR SHARES
================================================================================
To redeem your shares, send a written request to us c/o our Transfer Agent, with your name, account number and the amount you wish to redeem. You must sign your request exactly as your name appears on the Fund's account records. Mail your written redemption request to:

                           WELLS S&P REIT INDEX FUND
                        C/O ULTIMUS FUND SOLUTIONS, LLC
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

If you would like your redemption proceeds deposited free of charge directly into your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction, contact the Transfer Agent for more information.

We redeem shares based on the current NAV on the day we receive a valid request for redemption.

You may also place a wire redemption request through your financial representative to redeem your shares. Your financial representative is responsible for ensuring that redemption requests are transmitted to us in proper form in a timely manner. Your financial representative may charge you additional or different fees for redeeming shares than those described in this Prospectus. Your bank or financial representative may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the address designated on your account.

If the shares to be redeemed over any 30-day period have a value of more than $25,000, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

--------------------------------------------------------------------------------
A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us with any questions to ensure that your signature guarantee will be processed.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT ACCOUNTS AND REDEMPTIONS

SMALL ACCOUNTS. Due to the high costs of maintaining small accounts, we may ask that you increase your account balance if your account falls below $2,500 (or $1,000 for a retirement account). If the account remains under $2,500 (or $1,000 for a retirement account) thirty days after we notify you, we may close your account and send you the proceeds, less any applicable sales load.

AUTOMATIC WITHDRAWAL PLAN. If your account's value is at least $5,000, you may be eligible for our automatic withdrawal plan that allows you to withdraw a fixed amount from your account each month, quarter or year. Under the plan, we send the proceeds either to you or to another person you designate. Each withdrawal must be $50 or more, and you should note that a withdrawal involves a redemption of shares that may result in a gain or loss for federal income tax purposes. Please contact us for more information about the automatic withdrawal plan.

OTHER INFORMATION. In connection with all redemptions of Fund shares, we observe the following policies and procedures:

     o We may refuse any redemption request involving recently purchased shares until your check for the recently purchased shares has cleared. To eliminate this delay, you may purchase shares of the Fund by certified check or by wire transfer from your bank.

     o We may delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request).

     o We may process any redemption request that exceeds $250,000 or 1% of the Fund's assets (whichever is less) by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as a "redemption in kind"). See the Statement of Additional Information for further information.

DIVIDENDS AND DISTRIBUTIONS
================================================================================
The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares of the Fund (see "Share Option" below). All distributions will be based on the NAV in effect on the payable date.


Distributions are paid according to the following options:
     -----------------------------------------------------------
     SHARE OPTION -- income  distributions  and  capital gains
                     distributions reinvested in additional shares without a sales load.

     INCOME OPTION -- income  distributions  paid   in   cash;
                     capital gains distributions reinvested in additional shares without a sales load.

     CASH OPTION --  income  distributions  and  capital gains
                     distributions paid in cash.
     -----------------------------------------------------------

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received in cash any dividend or capital gains distribution from the Fund, you may return the distribution to the Fund within thirty days of the distribution date for reinvestment at the NAV next determined after its return. You or your dealer must notify the Fund that a distribution is being reinvested pursuant to this provision.

TAXES
================================================================================
The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing substantially all of its net investment income and any net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Fund will not be subject to federal income tax on that part of its net investment income and net realized capital gains which it distributes to shareholders.



Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions attributable to net investment income and net realized short-term capital gains, if any, are generally taxable as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions from the Fund are not eligible for the dividends received deduction available to corporations. A portion of the Fund's distributions may be classified as a return of capital, which portion is generally not taxable to you.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. Redemptions and exchanges of shares of the Fund are taxable events on which you may realize a gain or loss.

The Fund will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. In addition to federal taxes, you may be subject to state and local taxes on distributions. Because REITs cannot provide complete information about the taxability of their distributions until after the end of the calendar year, the Trust plans to ask the Internal Revenue Service each year for an extension of time to issue Forms 1099-DIV ("1099s") for the Fund. If this request is approved, we expect to mail 1099s to Fund shareholders in non-retirement plan accounts prior to March 1 of each year.

You should consult your tax advisor about the tax consequences of distributions from the Fund, redemptions and exchanges of Fund shares, and the use of the Automatic Withdrawal Plan. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. See "Taxes" in the Statement of Additional Information for further information.

CALCULATION OF SHARE PRICE
================================================================================
On each day that the Fund is open for business, the share price (NAV) of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Fund is open for business on each day the New York Stock Exchange is open for business. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed.


The Fund's portfolio securities are valued as follows: (1) securities which are traded on stock exchanges are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price, (3) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (4) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (5) securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The NAV per share of the Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the operations of the Fund's Class I shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in Class I shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================
                                                          YEAR          YEAR         PERIOD
                                                          ENDED         ENDED         ENDED
                                                       DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                                           2005          2004         2003(a)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $    11.97    $    10.31    $     9.39
                                                       ----------    ----------    ----------

Income from investment operations:
  Net investment income ............................         0.30          0.29          0.13
  Net realized and unrealized gains on investments .         0.93          2.77          1.25
                                                       ----------    ----------    ----------
Total from investment operations ...................         1.23          3.06          1.38
                                                       ----------    ----------    ----------

Less distributions:
  Dividends from net investment income .............        (0.30)        (0.29)        (0.13)
  Distributions from net realized gains ............        (1.04)        (0.99)        (0.28)
  Return of capital ................................        (0.21)        (0.12)        (0.05)
                                                       ----------    ----------    ----------
Total distributions ................................        (1.55)        (1.40)        (0.46)
                                                       ----------    ----------    ----------

Net asset value at end of period ...................   $    11.65    $    11.97    $    10.31
                                                       ==========    ==========    ==========

Total return .......................................        10.51%        30.44%        14.78%(c)
                                                       ==========    ==========    ==========

Net assets at end of period (000's) ................   $      683    $      598    $       69
                                                       ==========    ==========    ==========

Ratio of net expenses to average net assets(b) .....         0.74%         0.74%         0.74%(d)

Ratio of net investment income to average net assets         2.42%         3.11%         3.44%(d)

Portfolio turnover rate ............................           18%           26%           13%(d)


(a)  Represents the period from the initial  public  offering of Class I shares (August 25, 2003)
     through December 31, 2003.

(b)  Absent  fee  waivers  and  expense  reimbursements  by the Adviser, the ratio of expenses to average  net  assets  would  have  been  3.92%,  9.41%  and  27.09%(d) for the periods ended
     December 31, 2005, 2004 and 2003, respectively.

(c)  Not annualized.

(d)  Annualized.

================================================================================
  ----------------------------------------------------------------------------

                            CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, subadvisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Wells Family of Real Estate Funds (the "Trust"), Wells Asset Management, Inc., the Trust's investment adviser, and Wells Investment Securities, Inc., the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-800-282-1581   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.

  ----------------------------------------------------------------------------
================================================================================
18

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Walter W. Sessoms
Neil H. Strickland
W. Wayne Woody

INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092
Wells Sales Associate: (Toll-Free) 800-448-1010

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Kilpatrick Stockton LLP
1100 Peachtree Street, Suite 2800
Atlanta, Georgia 30309

EXECUTIVE OFFICERS
Leo F. Wells III, President
Douglas P. Williams, Vice President
Jill W. Maggiore, Vice President and
   Chief Compliance Officer
Robert G. Dorsey, Vice President
John F. Splain, Secretary
Mark J. Seger, Treasurer

================================================================================

                              FOR MORE INFORMATION


Additional information about the Fund is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.


To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-282-1581. A copy of your requested document(s) will be sent to you within three business days after we receive your request. The Fund also makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website at www. wellsref.com.


Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-551-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-08355






        WELLS S&P REIT
        INDEX FUND
                Prospectus and Application

                May 1, 2006



        CLASS I SHARES (WSPIX)




        An Account Application is located at
        the center-fold of this Prospectus.




                                        [GRAPHIC OMITTED]
                                              WELLS
                                         REAL ESTATE FUNDS

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

------------------------------------------------
ACCOUNT APPLICATION

DO NOT USE THIS APPLICATION TO ESTABLISH
A FUND INDIVIDUAL RETIREMENT ACCOUNT.

PLEASE PRINT CLEARLY ALL ITEMS EXCEPT
SIGNATURE.                                                 W E L L S

TO AVOID HAVING YOUR APPLICATION                             S & P        [LOGO]
RETURNED, PLEASE BE SURE TO COMPLETE
STEPS 1, 2 & 7.                                         REIT INDEX FUND

RETURN COMPLETED FORM WITH PAYMENT TO
THE FUND:

   P.O. BOX 46707, CINCINNATI, OHIO 45246-0707

FOR ASSISTANCE WITH OTHER FORMS, PLEASE CALL
US AT 1-800-282-1581.
------------------------------------------------
================================================================================

--------------------------------------------------------------------------------
STEP 1: ACCOUNT REGISTRATION
--------------------------------------------------------------------------------

1A.  CHECK ONE

[ ]  INDIVIDUAL

     ---------------------------------------------------------------------------
                    Owner's Name (as you want it to appear)

DATE OF BIRTH OF OWNER _________________ / ___________________ /________________

OCCUPATION _____________________________________________________________________

EMPLOYER NAME / ADDRESS ________________________________________________________

CITIZENSHIP:[ ] U.S. [ ] Other _______________________________________________
                         Specify Country (Non-resident aliens must provide IRS
                                         form W-8 and a copy of their passport.)

Are you an associated person of an NASD member? [ ] Yes  [ ] No

[ ]  JOINT ACCOUNT (CANNOT BE A MINOR)
     Joint owners have rights of survivorship, unless state laws regarding community property apply.

     ---------------------------------------------------------------------------
                       Joint Owner's Name (if applicable)

DATE OF BIRTH OF JOINT OWNER _______________ / _______________ / _______________

OR
[ ]  TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
     Please attach a copy of the appropriate bylaws, resolutions or trust documents establishing authority to open this account

     ---------------------------------------------------------------------------
            Name of Trust, Corporation, Partnership or other Entity

     If a Trust _________________________________________________ ______________
                   Name of Trustee(s) or Authorized Individual      Trust Date

OR
[ ]  GIFT/TRANSFER TO A MINOR (UGMA/UTMA)

     ________________________________________________________ as a custodian for
              Custodian's Name (only one permitted)

     __________________________________________ under the ___________ UGMA/UTMA.
         Minor's Name (only one permitted)                   State

     ---------------------------------------------------------------------------
         Custodian's Social Security Number            Custodian's Date of Birth

     ---------------------------------------------------------------------------
         Minor's Date of Birth

1B.  TAXPAYER IDENTIFICATION NUMBER

                                  -       -
                         -- -- --   -- --   -- -- -- --
     Owner's Social Security ID Number (use Minor's SSN for Custodial account)

                                  -       -
                         -- -- --   -- --   -- -- -- --
                     Joint Owner's Social Security ID Number

1C.  MAILING ADDRESS AND TELEPHONE NUMBER

     ---------------------------------------------------------------------------
     Number and Street

     -------------------------------------------- ---------------- -------------
     City                                         State            Zip

     ( ----- ) ---------------------------------- ( ----- ) --------------------
     Telephone Number                             Fax Number

--------------------------------------------------------------------------------
STEP 2: FUND SELECTION AND INITIAL INVESTMENT
--------------------------------------------------------------------------------

     Indicate the amount for each share class selected.
     Please enclose one check for the total amount of your investment. ($2,500 min.; $1,000 for tax-deferred retirement plans)

                                                      AMOUNT

     Wells S&P REIT Index Fund (Class I)          $___________

     Wells Money Market Account                   $___________

     Please see prospectus for eligibility requirements.

--------------------------------------------------------------------------------
STEP 3: DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS
--------------------------------------------------------------------------------

YOUR DIVIDENDS AND CAPITAL GAINS WILL BE AUTOMATICALLY REINVESTED INTO YOUR ACCOUNT UNLESS YOU INDICATE OTHERWISE BELOW.

[ ] INCOME OPTION: Please distribute all income in cash, and reinvest my capital gains in additional shares of the Fund.

[ ] CASH OPTION 1: Please distribute all income and capital gains in cash by check.

[ ] CASH OPTION 2: Please distribute all income and capital gains in cash directly to the bank account identified in Step 6.

--------------------------------------------------------------------------------
STEP 4: DUPLICATE STATEMENTS AND CONFIRMATIONS
--------------------------------------------------------------------------------

Please send duplicate statements and confirmations to an address other than that listed in Section 1C (optional):

     ---------------------------------------------------------------------------
     Name

     ---------------------------------------------------------------------------
     Company Name

     ---------------------------------------------------------------------------
     Street Address

     -------------------------------------------- ---------------- -------------
     City                                         State            Zip


--------------------------------------------------------------------------------
IMPORTANT  INFORMATION  ABOUT  PROCEDURES  FOR OPENING A NEW ACCOUNT

TO HELP THE GOVERNMENT FIGHT THE FUNDING OF TERRORISM AND MONEY LAUNDERING ACTIVITIES, FEDERAL LAW REQUIRES ALL FINANCIAL INSTITUTIONS TO OBTAIN, VERIFY AND RECORD INFORMATION THAT IDENTIFIES EACH PERSON WHO OPENS AN ACCOUNT. WHAT THIS MEANS FOR YOU: WHEN YOU OPEN AN ACCOUNT, WE WILL ASK FOR YOUR NAME, ADDRESS, DATE OF BIRTH, AND OTHER INFORMATION THAT WILL ALLOW US TO IDENTIFY YOU. WE MAY ALSO ASK TO SEE YOUR DRIVER'S LICENSE OR OTHER IDENTIFYING DOCUMENTS. PLEASE REMEMBER THAT ANY DOCUMENTS OR INFORMATION WE GATHER IN THE VERIFICATION PROCESS WILL BE MAINTAINED IN A CONFIDENTIAL MANNER.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STEP 5: ACCOUNT SERVICE OPTIONS
--------------------------------------------------------------------------------

5A.  PURCHASE OPTIONS

AUTOMATIC INVESTMENT PLAN* [ ] Yes  [ ] No

     Permits you to automatically invest in your Fund account through your bank account (You must complete Step 6.) Please indicate the amount and interval (monthly on the 15th, the last day of each month or both.) Minimum balance of $2,500 is required with $100 minimum for each monthly investment.

PLEASE MAKE MY AUTOMATIC INVESTMENT ON:
     [ ]  the last business day of each month
     [ ]  the 15th day of each month
     [ ]  both the 15th and last business day

AMOUNT $ _______________________________________________________________________


CHECK ONE INTERVAL: [ ] Monthly  [ ] Bi-Monthly

* This plan involves continuous investment, regardless of share price levels, and does not assure a profit or protect against a loss in declining markets.


5B.  REDEMPTION OPTION

BY ELECTRONIC TRANSFER (to your bank account) [ ] Yes  [ ] Decline

     If yes, you must complete bank information in Step 6 and select method of transfer.

[ ]  (ACH) Automated Clearing House or  [ ] WIRE

5C.  SYSTEMATIC WITHDRAWAL PLAN [ ] Yes  [ ] No
     Note: Account balance must be $5,000 or more to use this option. Minimum amount of withdrawal $50 per transaction. See prospectus for details.


AMOUNT $ _______________________________________________________________________


START MONTH ____________________________________________________________________


CHECK ONE INTERVAL: [ ] Monthly  [ ] Quarterly  [ ] Annually

SYSTEMATIC WITHDRAWAL PLAN PAYMENT METHOD OPTIONS:

[ ]  By check to address of record

[ ]  ACH (2-3 day free service to pay instructions in Step 6)

[ ]  Wire (Receiving bank may charge incoming wire fee)

--------------------------------------------------------------------------------
STEP 6: ELECTRONIC FUNDS TRANSFER INSTRUCTIONS
--------------------------------------------------------------------------------

-----------   By attaching a voided check or deposit slip below and signing Step
  ATTACH      7  I  authorize  credits/debits  to/from  this  bank  account   in
   YOUR       conjunction  with the  account  options  selected.  I   understand
  VOIDED      for the selected options involving wire transactions,  my bank may
  CHECK       charge me wire fees. I agree that the Fund and its agents may make
   HERE       additional  attempts to  debit/credit  my account if  the  initial attempt fails and that I will be liable for any associated  costs.
WE CANNOT     All  account  options  selected  shall  become part  of the terms,
ESTABLISH     representations and conditions of this application.
  THESE
 SERVICES
WITHOUT IT.
              ------------------------------------------------------------------
               Signature(s) of depositor (if different from signature in Step 7)

-----------
              -----------------------------------------------------------------
                        Signature of designated Co-Bank Account Owner

              THIS IS A:
              [ ] checking account    [ ] savings account

--------------------------------------------------------------------------------
STEP 7: SIGNATURES AND CERTIFICATIONS
--------------------------------------------------------------------------------

BY SIGNING BELOW, I CERTIFY THAT:

o I have received and read the current prospectus of the Wells S&P REIT Index Fund ( the "Fund Company") in which I am investing. I certify that I have the authority and legal capacity to make this purchase in this account, and that I am of legal age in my state of residence.

o I agree to read the prospectus for any Fund into which I request an exchange. I understand that the terms, representations and conditions in this application and the prospectus as amended from time to time, will apply to this account and any account established at a later date.

o I authorize the Fund Company and its agents to act upon instructions (by phone, in writing or other means) believed to be genuine and in accordance with procedures described in the prospectus for this account or any account into which exchanges are made. I authorize the registered representative assigned to my account to have access to my account and to act on my behalf with respect to my account. I agree that neither the Fund Company nor any of its agents will be liable for any loss, cost or expense for acting on such instructions.

o The Fund Company can redeem shares from my account(s) to reimburse for any loss due to non-payment or other indebtedness.

UNDER PENALTY OF PERJURY, I CERTIFY THAT:
1.   I am a U.S. person (including a U.S. resident alien).
2.   The Taxpayer Identification Number shown on this application is correct.
3. I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends.

CROSS OUT ITEM 3 IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING.

THE INTERNAL  REVENUE  SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF
THIS  DOCUMENT   OTHER  THAN  THE   CERTIFICATIONS   REQUIRED  TO  AVOID  BACKUP
WITHHOLDING.

--------------------------------------------------------------------------------
                        EACH ACCOUNT OWNER MUST SIGN HERE


----------------------------------------------------------- --------------------
Signature of Owner, Trustee or Custodian                    Date


----------------------------------------------------------- --------------------
Signature of Joint Owner or Co-Trustee (if any)             Date

--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

--------------------------------------------------------------------------------
STEP 8: INVESTMENT BROKER/DEALER
--------------------------------------------------------------------------------

IMPORTANT: To be completed by broker/dealer representative. Registered Reps must complete Step 4 for duplicate statement and confirmations to be sent to your office. (Broker/Dealer must have approved agreement with the Fund distributor).

     ---------------------------------------------------------------------------
     Broker/Dealer Firm Name                                Dealer #

     ---------------------------------------------------------------------------
     Representative's Name      Rep #       Branch #        Rep Telephone Number

     ---------------------------------------------------------------------------
     Rep Office Street Address              Rep Office City/State/Zip

     ---------------------------------------------------------------------------
     Authorized Signature

PLEASE RETURN APPLICATION AND CHECK MADE PAYABLE TO:

                            WELLS S&P REIT INDEX FUND
                                 P.O. BOX 46707
                          CINCINNATI, OHIO 45246-0707

THANK YOU FOR YOUR INVESTMENT. YOU WILL RECEIVE A CONFIRMATION SHOWING YOUR FUND ACCOUNT NUMBER, DOLLAR AMOUNT, SHARES PURCHASED AND PRICE PAID PER SHARE. FOR ASSISTANCE CALL 1-800-282-1581.

                        WELLS FAMILY OF REAL ESTATE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                   MAY 1, 2006


                            WELLS S&P REIT INDEX FUND



     This Statement of Additional Information supplements the Prospectus offering shares of the Wells S&P REIT Index Fund (the "Fund"). The Fund is a series of Wells Family of Real Estate Funds (the "Trust"), a registered open-end, diversified management investment company. This Statement of Additional Information, which is incorporated by reference in its entirety into the Prospectus, should be read only in conjunction with the Prospectus for the Fund dated May 1, 2006, as it may from time to time be revised.

     Because this Statement of Additional Information is not a prospectus, no investment in shares of the Fund should be made solely on the basis of the information contained herein. It should be read in conjunction with the Prospectus of the Fund. A copy of the Fund's Prospectus may be obtained by writing the Fund at 6200 The Corners Parkway, Norcross, Georgia 30092, or by calling the Fund toll-free at 800-282-1581, or on the Fund's website: www.wellsref.com. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                       STATEMENT OF ADDITIONAL INFORMATION

                        Wells Family of Real Estate Funds
                            6200 The Corners Parkway
                             Norcross, Georgia 30092

                                TABLE OF CONTENTS
                                -----------------

THE TRUST .................................................................  3

INVESTMENT POLICIES AND RISK CONSIDERATIONS ...............................  4

INVESTMENT LIMITATIONS ....................................................  6

TRUSTEES AND OFFICERS .....................................................  7

THE INVESTMENT ADVISER .................................................... 12

THE SUB-ADVISER ........................................................... 13

THE UNDERWRITER ........................................................... 15

DISTRIBUTION PLANS ........................................................ 15

SECURITIES TRANSACTIONS ................................................... 17

PORTFOLIO HOLDINGS DISCLOSURE POLICY ...................................... 18

PORTFOLIO TURNOVER ........................................................ 19

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ...................... 20

PURCHASES AND REDEMPTIONS OF SHARES ....................................... 20

TAXES ..................................................................... 22

HISTORICAL PERFORMANCE INFORMATION ........................................ 25

PRINCIPAL SECURITY HOLDERS ................................................ 28

CUSTODIAN ................................................................. 28

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. 28

LEGAL COUNSEL ............................................................. 29

TRANSFER AGENT ............................................................ 29

FINANCIAL STATEMENTS ...................................................... 29

APPENDIX A - PROXY VOTING POLICIES AND PROCEDURES ......................... 30

THE TRUST
---------

     Wells Family of Real Estate Funds (the "Trust"), an open-end, diversified management investment company, was organized as an Ohio business trust on June 6, 1997. The Trust currently offers one series of shares to investors, the Wells S&P REIT Index Fund (the "Fund").

     Sharesof the Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Fund is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.

     Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into greater or lesser number or shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected. In case of any liquidation of the Fund, the holders of shares of the Fund will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. No shareholder is liable to further calls or to assessment by the Trust without his express consent.


     The Fund offers four Classes of shares--Class A shares, Class B shares, Class C shares and Class I shares. Each Class of shares represents an interest in the same assets of the Fund, has the same rights is are identical in all material respects except that (1) the Classes bear differing levels of sales loads and expenses; (2) Class B shares automatically convert to Class A shares after approximately 8 years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries (see the current Class I Prospectus for a detailed description of eligibility requirements); (4) certain Class specific expenses will be borne solely by the Class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (5) each Class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date in its sole discretion.

INVESTMENT POLICIES AND RISK CONSIDERATIONS
-------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

     REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The majority of these transactions run day-to-day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the investment adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. government securities, as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"), and shares of money market investment companies. BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The investment adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund. The Fund may invest in SHARES OF MONEY MARKET INVESTMENT COMPANIES to the extent permitted by the 1940 Act. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees and other expenses.

     U.S. GOVERNMENT SECURITIES. U.S. government securities include direct obligations of the U.S. Treasury, securities guaranteed as to interest and principal by the U.S. government such as obligations of the Government National Mortgage Association, as well as securities issued or guaranteed as to interest and principal by U.S. government authorities, agencies and instrumentalities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal Land Bank, the Federal Farm Credit Banks, the Federal Home Loans Banks, the Student Loan Marketing Association, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Bank, the Federal Financing Bank, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government-sponsored entities are supported by the full faith and credit of the U.S. government, several are supported by the right of the issuer to borrow from the U.S. government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. government does not extend to the yield or value of the U.S. government securities held by the Fund or to the Fund's shares.

     BORROWING AND PLEDGING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while borrowings are outstanding. The Fund may pledge assets in connection with borrowing but will not pledge more than one-third of its total assets.

INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund. These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. For purposes of the discussion of these fundamental investment limitations only, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Fund.

     Under these fundamental limitations, the Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance for transactions);

(4) Make short sales of securities or maintain a short position, except short sales "against the box";

(5) Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)  Write,  purchase  or  sell  commodities,   commodities  contracts,  futures
     contracts or related options;

(7) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States government, its agencies or instrumentalities), except that the Fund will invest at least 25% of its assets in securities of issuers in the real estate industry;

(8) Invest for the purpose of exercising control or management of another issuer;

(9) Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(10) Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11) Invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities for which no readily available market exists or which have legal or contractual restrictions on resale and (b) repurchase agreements not terminable within seven days; or

(12) Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. government, it agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage, except for the percentage limitations relative to the borrowing of money (investment limitation (1), above) and illiquid securities (investment limitation (11), above), will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

TRUSTEES AND OFFICERS
---------------------

     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The Trustees serve for an indefinite term and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

                                                                                                                      Number of
                                                                                                                      Portfolios
                                                                                                                      in Fund
                                       Length of      Position(s) Held      Principal Occupation(s) During            Complex
Name, Address and Age                 Time Served     with Trust                   Past 5 Years and                   Overseen
                                                                           Directorships of Public Companies          by Trustee
-----------------------------------------------------------------------------------------------------------------------------------

*Leo F. Wells (age 62)                   Since        President/Trustee    President and Director of Wells Asset           1
6200 The Corners Parkway              January 1998                         Management, Inc. (the Fund's investment
Norcross, Georgia 30092                                                    adviser), Wells Capital, Inc. (real
                                                                           estate company), Wells & Associates,
                                                                           Inc. (real estate brokerage company),
                                                                           Wells Management Company, Inc. (property
                                                                           management company), Wells Advisors,
                                                                           Inc. (non-bank custodian for IRAs),
                                                                           Wells Development Corporation
                                                                           (acquisition and development of real
                                                                           estate), Wells Real Estate Advisory
                                                                           Services, Inc. and Wells Real Estate
                                                                           Funds, Inc. (holding company for the
                                                                           Wells group of companies); President and
                                                                           Director of Wells Real Estate Investment
                                                                           Trust, Inc. and Wells Real Estate
                                                                           Investment Trust II, Inc.

INDEPENDENT TRUSTEES:


Michael R. Buchanan (age 59)             Since             Trustee         Retired Managing Director of Bank of            1
1630 Misty Oaks Drive                September 2002                        America; Director of Wells Real Estate
Atlanta, Georgia 30350                                                     Investment Trust, Inc.; Director of D.R.
                                                                           Horton, Inc.

Richard W. Carpenter (age 69)            Since             Trustee         Managing Partner of Carpenter Properties        1
3080 Pedenville Road                  January 1998                         LP (real estate company); former
Concord, Georgia 30206                                                     President of Commonwealth Oil Refining
                                                                           Co., Inc. and Realmark Holdings Corp.
                                                                           (real estate company); Director of Wells
                                                                           Real Estate Investment Trust, Inc. and
                                                                           Wells Real Estate Investment Trust II,
                                                                           Inc.; Director of MidCountry Financial
                                                                           Corp.

Bud Carter (age 67)                      Since             Trustee         Chairman of The Executive Committee             1
100 Mount Shasta Lane                  May 1998                            (international management consultant);
Alpharetta, Georgia 30022                                                  Director of Wells Real Estate Investment
                                                                           Trust, Inc. and Wells Real Estate
                                                                           Investment Trust II, Inc.

William H. Keogler, Jr. (age 60)         Since             Trustee         Retired President and Chief Executive           1
6631 N.W. 61st Avenue                  April 2001                          Officer of Keogler, Morgan & Company,
Parkland, Florida 33067                                                    Inc. (brokerage firm) and Keogler
                                                                           Investment Advisory, Inc.; Director of
                                                                           Wells Real Estate Investment Trust, Inc.

Donald S. Moss (age 70)                  Since             Trustee         Retired former Senior Vice President of         1
9165 Etching Overlook                  May 1998                            Avon Products, Inc.; Director of Wells
Duluth, Georgia 30097                                                      Real Estate Investment Trust, Inc. and
                                                                           Wells Real Estate Investment Trust II,
                                                                           Inc.

Walter W. Sessoms (age 72)               Since             Trustee         Retired former Group President of Bell          1
5995 River Chase Circle NW            January 1998                         South Telecommunications; Director of
Atlanta, Georgia 30328                                                     Wells Real Estate Investment Trust,
                                                                           Inc.  and Wells Real Estate Investment
                                                                           Trust II, Inc.

Neil H. Strickland (age 70)              Since             Trustee         Senior Operation Executive of Strickland        1
4800 River Green Parkway               April 2001                          General Agency, Inc. (insurance agency);
Duluth, Georgia 30096                                                      Director of Wells Real Estate Investment
                                                                           Trust, Inc. and Wells Real Estate
                                                                           Investment Trust II, Inc.


                                                                 8

W. Wayne Woody (age 64)                  Since             Trustee         Retired Senior Partner with KPMG LLP            1
2277 Peachtree Road, NE               October 2003                         (public accounting firm);  Director of
Atlanta, Georgia 30309                                                     Wells Real Estate Investment Trust,
                                                                           Inc. and  Wells Real Estate Investment
                                                                           Trust II, Inc.; Director of American
                                                                           HomePatient Inc. (home health care
                                                                           provider); Director of Gold Kist Inc.
                                                                           (poultry processor)
EXECUTIVE OFFICERS:

Jill W. Maggiore (age 47)                Since         Vice President      Vice President and Chief Compliance
6200 The Corners Parkway               March 1999        and Chief         Officer of Wells Asset Management, Inc.
Norcross, Georgia 30092                                 Compliance         and Vice President of Wells Investment
                                                          Officer          Securities, Inc.

Douglas P. Williams (age 55)             Since         Vice President      Vice President of Wells Asset
6200 The Corners Parkway             February 2005      and Assistant      Management, Inc. and Vice President,
Norcross Georgia 30092                                   Treasurer         Secretary, Treasurer and Director of
                                                                           Wells Investment Securities, Inc.;
                                                                           Executive Vice President, Secretary and
                                                                           Treasurer and a Director of Wells Real
                                                                           Estate Investment Trust, Inc. and Wells
                                                                           Real Estate Investment Trust II, Inc.

Robert G. Dorsey (age 49)                Since         Vice President      Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450       September 2000                         Solutions, LLC (mutual fund services
Cincinnati, Ohio 45246                                                     company) and Ultimus Fund Distributors,
                                                                           LLC (registered broker-dealer)

John F. Splain (age 49)                  Since            Secretary        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450       September 2000                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC

Mark J. Seger (age 44)                   Since            Treasurer        Managing Director of Ultimus Fund
225 Pictoria Drive, Suite 450       September 2000                         Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                                     Distributors, LLC

     * Leo F. Wells III, as an affiliated person of the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


     BOARD COMMITTEES. The Board of Trustees has established the following standing Committees. The members of each Committee are William H. Keogler, Jr., Donald S. Moss, Walter W. Sessoms, Neil H. Strickland and W. Wayne Woody.


     o Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee also reviews annually the nature and cost of the professional services rendered by the Trust's independent auditor. The Audit Committee held five meetings during the fiscal year ended December 31, 2005.
     o Compliance Committee, which oversees matters pertaining to the Fund's compliance with federal securities laws and serves as a liaison between the Board of Trustees and the Chief Compliance Officer. The Compliance Committee held four meetings during the fiscal year ended December 31, 2005.


     The Board of Trustees has no nominating or compensation committee or any committee performing similar functions. The Board of Trustees does not consider a nominating committee necessary because this function has been reserved to the Independent Trustees. A candidate for the Board of Trustees must meet the eligibility  requirements  set forth in the  Trust's  bylaws and in any Board or committee resolutions. The Trustees consider qualifications and characteristics that they from time to time deem appropriate when they select individuals to be nominated for election to the Board of Trustees. These qualifications and characteristics may include, without limitation, independence, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge and experience. In addition, prior to nominating an existing Trustee for re-election to the Board of Trustees, the Trustees will consider and review an existing Trustee's Board and committee attendance and performance and length of Board service.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as December 31, 2005.

                              Dollar Range of            Aggregate Dollar
                             Fund Shares Owned     Range of Shares of All Funds
Name of Trustee                 by Trustee             Overseen by Trustee
--------------------------------------------------------------------------------

Leo F. Wells III               Over $100,000               Over $100,000
Michael R. Buchanan                 None                        None
Richard W. Carpenter            $1--$10,000                 $1--$10,000
Bud Carter                      $1--$10,000                 $1--$10,000
William H. Keogler, Jr.         $1--$10,000                 $1--$10,000
Donald S. Moss                  $1--$10,000                 $1--$10,000
Walter W. Sessoms              Over $100,000               Over $100,000
Neil H. Strickland              $1--$10,000                 $1--$10,000
W. Wayne Woody                  $1--$10,000                 $1--$10,000

     TRUSTEES' OWNERSHIP OF SECURITIES OF ENTITIES CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER. The following table shows each Independent Trustee's direct and/or beneficial ownership of securities in entities controlling, controlled by, or under common control with the Adviser. Wells Real Estate Investment Trust, Inc. ("Wells REIT") and Wells Real Estate
Investment Trust II, Inc. ("Wells REIT II") are affiliated real estate investment trusts which are controlled by Leo F. Wells III and affiliated entities. Wells Real Estate Fund I ("Wells LP I") through Wells Real Estate Fund XIV ("Wells LP XIV") are limited partnerships for which entities controlled by Leo F. Wells III act as General Partner. Information is provided as of December 31, 2005.

Name of                    Name of                                                         Value of       Percent of
Trustee                    Owners                  Company           Title of Class        Securities       Class
---------------------------------------------------------------------------------------------------------------------
Michael R. Buchanan           --                      --                --                     --              --

Richard W. Carpenter       Southern States         Wells REIT II     Common Stock          $  9,050         0.0004%
                           Equities Inc., PSP
                           FBO Richard Carpenter

Bud Carter                 Bud Carter              Wells REIT        Common Stock          $ 66,779         0.0015%
                           SEP-IRA

                           Bud Carter DBP          Wells REIT        Common Stock          $ 37,343         0.0008%


                                                             10

                           Bud Carter DBP          Wells REIT II     Common Stock          $ 76,000         0.0030%

                           Bud Carter &            Wells REIT        Common Stock          $ 33,453         0.0008%
                           Kay Copilevitz

                           Bud Carter &            Wells LP XII      Limited Partnership
                           Kay Copilevitz                            Interests             $  8,555         0.0377%

Williams H. Keogler, Jr.       --                    --                 --                     --              --

Donald S. Moss             Donald S.               Wells REIT        Common Stock          $710,141         0.0161%
                           Moss IRA

                           Donald S.               Wells REIT II     Common Stock          $ 52,073         0.0020%
                           Moss IRA

                           Donald S.               Wells LP XIII     Limited Partnership   $148,993         0.5479%
                           Moss IRA                                  Interests

Walter W. Sessoms          Self                    Wells REIT        Common Stock          $455,005         0.0103%

                           Self                    Wells REIT II     Common Stock          $565,000         0.0222%

Neil H. Strickland         Neil H.                 Wells REIT        Common Stock          $ 10,335         0.0002%
                           Strickland IRA

                           Neil H.                 Wells LP III      Limited Partnership   $  7,429         0.1814%
                           Strickland IRA                            Interests

                           Neil H.                 Wells LP IV       Limited Partnership   $ 16,164         0.3973%
                           Strickland IRA                            Interests

                           Neil H.                 Wells LP V        Limited Partnership   $  5,795         0.0861%
                           Strickland IRA                            Interests

W. Wayne Woody             W. Wayne Woody          Wells REIT II     Common Stock          $  9,050         0.0004%
                           & Rebecca Woody


     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Underwriter will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust an annual retainer of $6,000, payable quarterly, plus a fee of $2,500 for attendance at each meeting of the Board of Trustees and a fee of $1,500 for attendance at each Committee meeting (except that the Chairman of a Committee receives $2,000 for attendance at Committee meetings), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during 2005 to each of the Trustees:

                            Aggregate          Pension or       Estimated Annual          Total Compensation
                           Compensation        Retirement         Benefits Upon      From the Fund and From Wells
Trustee                    From the Fund     Benefits Accrued       Retirement           REIT and Wells REIT II
-------------------------------------------------------------------------------------------------------------------

Michael R. Buchanan         $ 17,250              None                None                  $  73,500
Richard W. Carpenter          17,250              None                None                    126,250
Bud Carter                    17,250              None                None                    115,500
William H. Keogler, Jr.       29,250              None                None                     96,000
Donald S. Moss                29,250              None                None                    151,500
Walter W. Sessoms             31,750              None                None                    162,000
Neil H. Strickland            29,250              None                None                    144,000
W. Wayne Woody                31,250              None                None                    151,750

Leo F. Wells III*              None               None                None                     None
     *    "Interested person" of the Trust as defined by the 1940 Act

THE INVESTMENT ADVISER
----------------------

     Wells Asset Management, Inc. (the "Adviser"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the Fund's investment manager. Leo F. Wells III, as the controlling shareholder of the Adviser, may directly or indirectly receive benefits from the advisory fees paid to the Adviser. Mr. Wells is also the controlling shareholder of the Underwriter and a Trustee of the Trust.


     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs. The Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of .5% of its average daily net assets. During the fiscal year ended December 31, 2005, the Fund accrued advisory fees of $1,658,000; however, in order to reduce the operating expenses of the Fund, the Adviser waived $456,628 of such fees. During the fiscal year ended December 31, 2004, the Fund accrued advisory fees of $1,357,958; however, in order to reduce the operating expenses of the Fund, the Adviser waived $546,111 of such fees. During the fiscal year ended December 31, 2003, the Fund accrued advisory fees of $865,906; however, in order to reduce the operating expenses of the Fund, the Adviser waived $390,595 of such fees.


     The Fund is responsible for the payment of all expenses incurred in connection with the registration of shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.

     By its terms, the Advisory Agreement will remain in force until January 12, 2007 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on sixty days written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


THE SUB-ADVISER
---------------

     PADCO Advisors, Inc., d/b/a Rydex Investments ("Rydex"), manages the Fund's investments pursuant to a Sub-Advisory Agreement between Rydex, the Adviser and the Trust. Rydex is a registered investment adviser located at 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850. The majority owner of Rydex is the Dynamic Irrevocable Trust, which is controlled by its trustees, Mark S. Viragh, Katherine A. Viragh and Roger E. Young. Rydex has been managing assets for institutional investors since 1993. Rydex has approximately 13 years of experience in managing mutual fund portfolios which correlate to an index.

     Under the terms of the Sub-Advisory Agreement, the Adviser (not the Fund) pays Rydex a monthly fee computed at an annual rate of .20% of the value of the Fund's average daily net assets up to $100,000,000, .15% of such assets from $100,000,000 to $500,000,000 and .10% of such assets in excess of $500,000,000;
provided, however, that the minimum fee is $10,000 per month. With respect to the fiscal years ended December 31, 2005, 2004 and 2003, the Adviser paid sub-advisory fees of $547,407, $458,914 and $310,223, respectively. Effective May 1, 2006, Rydex has voluntarily agreed to reduce its fees to an annual rate of .10% of the value of the Fund's average daily net assets (subject to a minimum annual fee of $200,000), pending approval by the Board of Trustees of this reduced rate.


     The Sub-Advisory Agreement will remain in force until August 1, 2006 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by Rydex. The Sub-Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


PORTFOLIO MANAGER
-----------------

     The Fund's portfolio manager is John H. Escario. Mr. Escario has served as the Fund's portfolio manager since May 1, 2001. In this role he is responsible for the day-to-day investment management of the Fund. Mr. Escario has been a Portfolio Manager with Rydex since January 2000.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2005)

     The portfolio manager is also responsible for the day-to-day management of other accounts, as indicated by the following table.

------------------------------------------------------------------------------------------------------------------------------------



                                                                                                                    Total Assets of
                                                                                              Number of Accounts   Accounts Managed
                                                                            Total Assets of      Managed with     with Advisory Fee
     Name of                                         Total Number of Other   Other Accounts   Advisory Fee Based        Based on
Portfolio Manager         Type of Accounts              Accounts Managed         Managed         on Performance       Performance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
John H. Escario     Registered Investment Companies:           13           $1,083,382,919             2             $ 85,071,962
                    Other Pooled Investment Vehicles:          0            $            0             0             $          0
                    Other Accounts:                            7            $      189,238             0             $          0
------------------------------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

     The portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other. A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager's knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. In addition, it is also possible that a potential conflict of interest may arise because the portfolio manager manages accounts with a performance-based management fee in addition to the Fund and other accounts without a performance-based fee. However, Rydex has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

COMPENSATION

     Compensation of the portfolio manager is paid by Rydex and includes a fixed annual salary plus a discretionary bonus. The amount of the discretionary bonus is determined by two components. The first component is an evaluation of the performance of accounts managed by the portfolio manager as compared to various internal and external performance benchmarks as determined appropriate by Rydex. The second component used to determine the discretionary bonus is based on Rydex's profit margin and assets under management.

OWNERSHIP OF FUND SHARES

     The following table indicates the dollar range of securities of the Fund beneficially owned by the portfolio manager as of December 31, 2005.

         ---------------------------------------------------------------

                  Name of                Dollar Value of Fund Shares
             Portfolio Manager                Beneficially Owned
         ---------------------------------------------------------------
           John H. Escario                          None
         ---------------------------------------------------------------

THE UNDERWRITER
---------------

     Wells Investment Securities, Inc. (the "Underwriter"), 6200 The Corners Parkway, Norcross, Georgia 30092, is the principal underwriter of the Fund and, as such, is the exclusive agent for distribution of shares of the Fund. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.


     During the fiscal years ended December 31, 2005, 2004 and 2003, the aggregate commissions collected on sales of the Fund's Class A shares were $974,695, $1,443,606 and $913,818, respectively, of which the Underwriter paid $840,484, $1,247,583 and $785,356, respectively, to unaffiliated broker-dealers in the selling network and retained $134,211, $196,023 and $128,462, respectively, from underwriting and broker commissions. During the fiscal years ended December 31, 2005, 2004 and 2003, the Underwriter collected $151,261, $120,405 and $105,978, respectively, in contingent deferred sales charges on redemptions of Class B shares, and collected $15,863, $35,426 and $6,661, respectively, in contingent deferred sales charges on redemptions of Class C shares.


     The Fund may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.


     By its terms, the Trust's Underwriting Agreement will remain in force until January 12, 2007 and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund's outstanding voting shares; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Underwriting Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting shares, or by the Underwriter. The Underwriting Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


     Leo F. Wells III is an affiliated person of both the Trust and the Underwriter.

DISTRIBUTION PLANS
------------------

     CLASS A SHARES - As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to the Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution and promotion of its Class A shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of the Fund allocable to its Class A shares. Unreimbursed expenses will not be carried over from year to year. During the fiscal year ended December 31, 2005, Class A shares paid $518,599 in distribution expenses. Of this amount, $516,354 was spent on compensation to broker-dealers and $2,245 was spent on the printing and mailing of prospectuses and reports to prospective shareholders.

     CLASS B SHARES AND CLASS C SHARES - The Fund has also adopted plans of distribution with respect to the Class B and Class C shares of the Fund (the "Class B Plan" and the "Class C Plan," respectively). The Class B Plan and the Class C Plan each provide for two categories of payments. First, the Plans provide for the payment to the Underwriter of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class B and Class C shares, which may be paid to other brokers based on the average value of the Fund's Class B and Class C shares owned by clients of such brokers. In addition, the Fund may pay up to an additional .75% per annum of its daily net assets allocable to Class B and Class C shares for expenses incurred in the distribution and promotion of the shares, including but not limited to, prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of such shares, costs of advertising and promotion and any other expenses related to the distribution of such shares. Unreimbursed expenditures will not be carried over from year to year. The Fund may make payments to dealers and other persons in an amount up to ..75% per annum of the average value of Class B and Class C shares owned by their clients, in addition to the .25% account maintenance fee described above. During the fiscal year ended December 31, 2005, Class B shares and Class C shares paid $527,426 and $707,590, respectively, in distribution expenses. Amounts were spent as follows:

                                                   Class B          Class C
                                                --------------   --------------
Compensation to broker-dealers...............     $ 526,812         $ 706,819
Printing and mailing of prospectuses
  and reports to prospective shareholders.....          614               771


     CLASS I SHARES - The Fund has not adopted a plan of distribution with respect to Class I shares.

     GENERAL INFORMATION. The continuance of the Plans must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable class of the Fund. In the event a Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The Plans may not be amended to increase materially the amount to be spent under the Plans without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plans should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Fund pursuant to the Plans and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of the Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of his controlling interest in the Adviser and the Underwriter, Leo F. Wells III may be deemed to have a financial interest in the operation of the Plans.

SECURITIES TRANSACTIONS
-----------------------

     Decisions regarding the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by Rydex and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, Rydex seeks best execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Rydex generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended December 31, 2005, 2004 and 2003, the Fund paid brokerage commissions of $64,804, $104,287 and $83,186, respectively.


     The Sub-Advisory Agreement authorizes Rydex to select brokers to buy and sell securities for the Fund and who also provide brokerage and research services to the Fund and/or other accounts over which Rydex exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if Rydex determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or Rydex's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to economic trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Fund and Rydex, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Fund effects securities transactions may be used by Rydex in servicing all of its accounts and not all such services may be used by Rydex in connection with the Fund.

     Rydex may aggregate purchase and sale orders for the Fund and its other clients if it believes such aggregation is consistent with its duties to seek best execution for the Fund and its other clients. Rydex will not favor any advisory account over any other account, and each account that participates in an aggregated order will participate at the average share price for all transactions of Rydex in that security on a given day, with all transaction costs shared on a pro rata basis.

     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser, Rydex or the Underwriter.

     The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust, the Adviser or Rydex may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Fund will not effect any brokerage transactions in its portfolio securities with the Underwriter or other affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Fund does not anticipate any ongoing arrangements with any brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Underwriter nor affiliates of the Trust, the Adviser or Rydex will receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with any brokers.

     CODE OF ETHICS. The Trust, the Adviser, Rydex and the Underwriter have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel to invest in securities for their own accounts, subject to certain conditions, including securities that may be purchased or held by the Fund. The Codes of Ethics adopted by the Trust, the Adviser, Rydex and the Underwriter are on public file with, and are available from, the Securities and Exchange Commission.

     PROXY VOTING POLICIES AND PROCEDURES. The Adviser and Rydex have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Adviser and Rydex are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling
1-888-726-0753, or on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY
------------------------------------

     The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. These policies include the following:

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Fund's investment advisers or to other Fund service providers, including but not limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells portfolio securities; and
          (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

     o The Chief Compliance Officer may approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Fund's investment advisers nor the Trust (or any affiliated person, employee, officer, trustee or director of an investment adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

PORTFOLIO TURNOVER
------------------

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term investments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund, and may result in the Fund recognizing greater amounts of capital gains, which would increase the amount of capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid federal income or excise taxes. See "Taxes." The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period.

     Generally, the Fund intends to invest for the long-term purposes. However, the rate of portfolio turnover will depend upon cash flows into and out of the Fund, changes in the S&P REIT Index and market and other conditions, and portfolio turnover will not be a limiting factor when Rydex believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2005, 2004 and 2003, the Fund's portfolio turnover rate was 18%, 26% and 13%, respectively.


CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

     The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of each class of shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time) on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Trust may also be open on other days in which there is sufficient trading in the Fund's portfolio securities that its net assets might be materially affected.


     In valuing the assets of the Fund for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities which are traded on stock exchanges are valued at the closing sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


PURCHASES AND REDEMPTIONS OF SHARES
-----------------------------------

     The Prospectus describes generally how to purchase and redeem shares of the Fund and explains any applicable sales loads. Additional information with respect to certain types of purchases of Class A shares of the Fund is set forth below.

     RIGHT OF ACCUMULATION. A "purchaser" (as defined below) of Class A shares of the Fund has the right to combine the current net asset value of his existing Class A shares with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Ultimus Fund Solutions,

LLC (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Fund.

     LETTER OF INTENT. The reduced sales load set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined below) of Class A shares of the Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in the Fund within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

     The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

     A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

     OTHER INFORMATION. For purposes of determining the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his or her spouse and their children under the age of 21, purchasing shares for his, her or their own account; a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

     The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Loads" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or behalf of the Fund.

     REDEMPTIONS IN-KIND. The Fund may process any redemption request in excess of $250,000 or 1% of the Fund's assets (whichever is less) by paying redemption proceeds in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the Statement of Additional Information includes additional information concerning federal taxes.


     The Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversity its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer); and (b) not more than 25% of the value of the Fund's total assets is invested in securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a regulated investment company.


     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     TAXATION OF THE SHAREHOLDER. Dividends from net investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares of the Fund are held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations on or after May 6, 2003 ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

     If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gains distributions may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding.

     Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

     Distributions by the Fund will result in a reduction in the market value of the Fund's shares. Should a distribution reduce the market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

     A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Investors should consult their tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Internal Revenue Service certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible disclosure obligation with respect to their investment in shares of the Fund.

     The Internal Revenue Code requires a REIT to distribute at least 90% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield (in other words, provide investors with a higher distribution). This portion of the distribution is classified as return of capital. The portion of your distributions that is classified as a return of capital is generally not taxable to you. However, when you receive a return of capital, your cost basis (that is, the adjusted cost of your investment, which is used to determine a capital gain or loss for tax purposes) is decreased by the amount of the return of capital. This, in turn, will affect the capital gain or loss you realize when you sell or exchange any of your Fund shares.

     Two other important tax considerations about the return of capital:

     * If you do not reinvest your distributions (that is, you receive your distributions in cash), your original investment in the Fund will be reduced by the amount of return of capital and capital gains included in the distribution.

     * A return of capital is generally not taxable to you; however, any return of capital distribution would be taxable as a capital gain once your cost basis is reduced to zero (which could happen if you do not reinvest your distributions and return of capital in those distributions is significant).

     Information set forth in the Prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this

Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information; these laws and regulations may be changed by legislative or administrative action.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P (1+T)n = ERV

Where:

P =    a hypothetical initial payment of $1,000
T =    average annual total return
n =    number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. It also assumes, with respect to Class A shares, the deduction of the current maximum initial sales load from the initial $1,000 payment and, with respect to Class B and Class C shares, the deduction from the ending redeemable value of the applicable deferred sales load at the times, in the amounts, and under the terms disclosed in the Prospectus. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (1) after taxes on Fund distributions and (2) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.


     The table below shows the Fund's average annual total returns for periods ended December 31, 2005:

                                             1 Year       5 Years        Since Inception      Inception Date
                                             ------       -------        ---------------      --------------
Class A Shares
   Return Before Taxes                        5.73%        16.39%             9.62%           March 2, 1998
   Return After Taxes on Distributions        3.66%        14.33%             7.64%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  5.41%        13.39%             7.26%

Class B Shares
   Return Before Taxes                        4.48%        16.27%            13.83%            May 7, 1999
   Return After Taxes on Distributions        2.63%        14.42%            12.05%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  4.64%        13.43%            11.25%

Class C Shares
   Return Before Taxes                        8.42%        16.48%            13.97%            May 5, 1999
   Return After Taxes on Distributions        6.56%        14.64%            12.15%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  7.21%        13.63%            11.35%

Class I Shares
   Return Before Taxes                       10.51%                          23.89%          August 25, 2003
   Return After Taxes on Distributions        8.25%                          21.18%
   Return After Taxes on Distributions
     and Sale of Fund Shares                  8.59%                          19.75%

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from the average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales loads which, if included, would reduce total return. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the average annual compounded rates of return (computed without the applicable sales load) of the Fund's Class A, Class B and Class C shares for the three years ended December 31, 2005 are 24.27%, 23.37% and 23.34%, respectively. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.


     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd+1)6 - 1]

Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yields of the Fund's Class A, Class B, Class C and Class I shares for the thirty days ended December 31, 2005 were 3.82%, 3.15%, 3.114% and 4.27%, respectively.


     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     The Fund's performance may be compared in advertisements, sales literature and other communications to performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P REIT Index, which is made up of approximately 100 stocks which constitute a representative sample of all publicly traded Real Estate Investment Trusts, and the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is no guarantee of future results.

o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC. rates NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

     Investors may use such performance comparisons to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

     From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

PRINCIPAL SECURITY HOLDERS
--------------------------

     As of April 1, 2006, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, owned of record 5.2% of the outstanding Class A shares of the Fund; Pershing LLC, One Pershing Plaza, Jersey City, New Jersey, owned of record 46.7% of the outstanding Class I shares of the Fund; National Financial Services LLC, 200 Liberty Street, New York, New York, owned of record 7.2% of the outstanding Class I shares of the Fund; Union Bank FBO X-Ray Medical Group, P.O. Box 85484, San Diego California, owned of record 19.7% of the outstanding Class I shares of the Fund; and Sunrise Rotary Foundation, Newbury Park, California, owned of record 5.4% of the outstanding Class I shares of the Fund.

     As of April 1, 2006, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.


CUSTODIAN
---------

     US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as custodian for the Fund's investments. As custodian, US Bank, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
---------------------------------------------

     The firm of Ernst & Young LLP, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2006. Ernst & Young LLP performs an annual audit of the Fund's financial statements, provides tax compliance services and advises the Fund as to certain accounting matters.

LEGAL COUNSEL
-------------

     Kilpatrick Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as counsel to the Trust.

TRANSFER AGENT
--------------

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquires concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from the Fund for its services as transfer agent a fee payable monthly at an annual rate of $20 per account, provided, however, that the minimum fee is $1,500 per month with respect to each Class of shares. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $4,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. In addition, the Fund pays all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of 500 million, provided, however, that the minimum fee is $2,000 per month.


     During the fiscal year ended December 31, 2005, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $380,255, $89,028 and $349,477, respectively. During the fiscal year ended December 31, 2004, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $322,467, $108,645 and $302,081, respectively. During the fiscal year ended December 31, 2003, Ultimus received from the Fund transfer agency fees, accounting services fees and administrative services fees of $200,027, $71,656 and $210,406, respectively.


FINANCIAL STATEMENTS
--------------------

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the Annual Report of the Fund dated December 31, 2005.

                APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES
                ------------------------------------------------

                         PROXY VOTING DISCLOSURE POLICY
         (ORIGINAL DOCUMENT DATED 06/17/03; MODIFIED 10/21/04, 7/19/05)

A.   INTRODUCTION

     Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The IC Amendments require that the Trust and the Fund disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

B.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

     1.   GENERAL

          The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a trust. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

     2.   DELEGATION TO FUND'S ADVISER

          The Trust's Board of Trustees ("Board") believes that Wells Asset Management, Inc., as the Fund's investment adviser ("Wells"), is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, Wells is hereby delegated the following duties:

          a)   to make the proxy voting decisions for the Fund; and

          b) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

          The Board, including a majority of the independent directors of the Board, must approve Wells' Proxy Voting and Disclosure Policy (the "Wells' Voting Policy") as it relates to the Fund. The Board must also approve any material changes to Wells' Voting Policy no later than six
          (6) months after adoption by Wells.

          The Board acknowledges that Wells has engaged Padco Advisors, Inc. d/b/a Rydex Global Advisors (the "Sub Adviser") to manage the Wells S&P REIT Index Fund pursuant to that certain Sub-Advisory Agreement dated September 13, 2001 (the "Sub-Advisory Agreement"). Under the Sub- Advisory Agreement, Wells has delegated to the Sub-Adviser the responsibility to vote proxies for the Fund. Accordingly, the Board acknowledges that the proxy voting and record-keeping to be administered and maintained by Wells under this Section II(B) may be performed by the Sub-Adviser as Wells' delegate; provided that Wells provides the Board with a copy of the Sub-Adviser's proxy voting policies and procedures.

     3.   CONFLICTS

          In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of Wells, the Sub Adviser, the principal underwriter, or an affiliated person of the Fund, Wells, the Sub Advisor, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the Wells Voting Policy (which may include, without limitation, voting by the Sub-Adviser pursuant to its authority under the Sub-Advisory Agreement and applicable delegation provisions of the Wells Voting Policy); or (b) the decision of the Trust's Proxy Voting Committee (as defined below).

C.   FUND DISCLOSURE

     1. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

          Beginning with the Fund's next annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund shall disclose this Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     2.   DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended, on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          a)   The name of the issuer of the portfolio security;
          b)   The  exchange  ticker  symbol  of  the  portfolio   security  (if
               available through reasonably practicable means);
          c)   The  Council  on  Uniform  Security   Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          d)   The shareholder meeting date;
          e)   A brief identification of the matter voted on;
          f) Whether the matter was proposed by the issuer or by a security holder;
          g)   Whether the Fund cast is vote on the matter;
          h) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          i)   Whether the Fund cast its vote for or against management.

          The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund shall also include in its annual reports, semi-annual reports, and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

D.   RECORDKEEPING

     The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     1.   A copy of this Policy;

     2.   Proxy Statements received regarding Fund's securities;

     3.   Records of votes cast on behalf of Fund; and

     4. A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The foregoing records may be kept as part of the Wells' records.

     The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells or the Sub-Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

E.   PROXY VOTING COMMITTEE

     1.   GENERAL

          The Proxy Voting Committee of the Trust shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting committee shall be to determine how the Fund should cast its vote, if called upon by the Board or Wells, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of Wells, the Sub-Adviser, the principal underwriter, or an affiliated person of the Fund, Wells, the Sub-Adviser, or the principal underwriter, on the other hand.

     2.   POWERS AND METHODS OF OPERATION

          The Proxy voting committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

F.   OTHER

     This Policy may be amended, from time to time, as determined by the Board.

                          WELLS ASSET MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY
                               (ADOPTED JUNE 2003)


I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

     The Advisers Act Amendments require that Wells Asset Management, Inc. ("Wells") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Wells has actually voted their proxies.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Wells complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.  SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

     Wells believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Wells is committed to voting corporate proxies in the manner that serves the best interests of their clients.

     The following details Wells' philosophy and practice regarding the voting of proxies.

     A.   GENERAL

          Wells believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

     B.   DELEGATION TO SUB-ADVISOR

          As of the date of this Policy, Wells serves as an investment adviser to two investment companies, the Wells S&P REIT Index Fund, the sole series of the Wells Family of Real Estate Funds, an Ohio business trust (the "Wells Fund") and the Wells S&P REIT Index Fund, a series of the Access Variable Insurance Trust, an Ohio business trust (the "Access Fund") (collectively, the Wells Fund and the Access Fund are the "Funds"). As of the date of this Policy, Wells does not have any additional investment advisory clients.

          With respect to the Wells Fund, Wells has entered into a Sub-Advisory Agreement with PADCO Advisors, Inc. d/b/a Rydex Investments ("Rydex"), whereby Wells has delegated the day-to-day investment advisory responsibilities for the Wells Fund to Rydex. Wells entered into a similar Sub-Advisory Agreement with Rydex for the Access Fund dated May 1, 2003. Under Section 7 of each of the Sub-Advisory Agreements, Wells has delegated the responsibility for voting proxies for each of the Funds to Rydex.

     C.   PROCEDURES AND VOTING GUIDELINES

          To implement Wells' proxy voting policies, Wells has developed the following procedures.

          1. In light of Wells' delegation of responsibility for voting proxies to Rydex, Wells has requested Rydex provide Wells with a copy of Rydex's proxy voting policy, a copy of which is attached as EXHIBIT A.

          2. Wells has designated Jill Maggiore, as the CCO, to be Wells' proxy manager (the "Proxy Manager"). The Proxy Manager shall review the Rydex Policy to ensure compliance with this Policy, including the requirement that proxies be voted in the manner that serves the best interests of Wells' clients.

          3. The Proxy Manager shall arrange for each annual or special report and proxy statement for companies in the Funds' portfolios to be mailed directly to Rydex to the attention of appropriate Rydex personnel responsible for voting proxies under Rydex's proxy voting policy.

          4. The Proxy Manager shall maintain, or ensure that Rydex is maintaining on Wells' behalf, copies (where and in the manner required under the Act and other applicable laws) of each annual report, proposal, proposal summary, actual vote by Rydex, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Funds) under Rule 30b1-4 of the Investment Company Act.

     D.   ABSENCE OF PROXY MANAGER

          In the event that the Proxy Manager is unavailable to perform any of its duties hereunder, then the President shall perform such duties in accordance with this Policy.

III. CONFLICTS

     A.   RYDEX CONFLICTS

          The Proxy Manager shall ensure that the Rydex Proxy Policy provides that, in the event there is a conflict between the interests of a Fund or its shareholders and the interests of Rydex or an affiliated person of Rydex (e.g., a portfolio company is a client or an affiliate of a client of Rydex), Rydex will notify Wells of such conflict and will await instructions regarding the voting of the proxy.

          1.   EVALUATE WELLS CONFLICTS

               In cases where Rydex notifies Wells of a conflict, Wells will determine whether there is a conflict between the interests of a Fund or its shareholders and the interests of Wells or an affiliated person of Wells (e.g., a portfolio company is a client or an affiliate of a client of Wells) with respect to the applicable proxy.

               a. CONFLICT IDENTIFIED. In the event of a conflict for Wells with respect to the applicable proxy, Wells will notify the Fund of Rydex's conflict and its conflict, and will instruct Rydex to vote the applicable Fund's shares in accordance with the Fund's instructions. In the event that Wells does not receive instructions from the Fund within three business days after providing notice of a conflict under (A) or (B) above, Wells may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the Fund's best interests.

               b. NO CONFLICT IDENTIFIED. If there is no conflict for Wells with respect to the applicable proxy, then the Proxy Manager shall vote the proxy in accordance with the best interests of the applicable Fund's shareholders, as determined by the Proxy Manager in accordance with the guidelines in (2) below.

          2.   VOTING GUIDELINES

               Wells' policy is to review each proxy proposal on its individual merits, but Wells has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

               a. CORPORATE GOVERNANCE. With respect to an UNCONTESTED ELECTION OR APPOINTMENT OF AUDITORS, Wells will generally vote in favor of management's proposals. In a contested election or appointment, the Wells evaluates proposed directors on a case-by-case basis.

                    With  respect to  proposals  regarding  the  STRUCTURE  OF A
                    COMPANY'S BOARD OF DIRECTORS, Wells will review each proposal by considering the potential short and long-term effects of the proposal on the make-up and powers of the company's board of directors.

                    With respect to matters involving SHAREHOLDER RIGHTS, Wells will review the proposal by considering whether it tends to decrease, preserve or increase shareholder rights or control of the company.

                    With respect to matters involving ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS, Wells will review the proposal by considering the potential short and long-term effects of the proposal on the company (e.g., the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock).

               b. COMPENSATION MATTERS. With respect to matters involving EXECUTIVE COMPENSATION, Wells will generally support proposals that encourage the disclosure of a company's compensation policies, and will evaluate substantive compensation proposals by considering whether they tend to fairly compensate executives (e.g., by linking compensation to performance).

                    With respect to matters involving STOCK OPTION PLANS AND ISSUANCES, Wells will review the proposal by considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

               c. CORPORATE RESPONSIBILITY AND SOCIAL ISSUES. With respect to ordinary business matters such as positions on CORPORATE RESPONSIBILITY AND SOCIAL ISSUES, Wells believes these are primarily the responsibility of a company's management. Accordingly, Wells will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Wells may vote against corporate responsibility and social issue proposals that Wells believes will have substantial adverse economic or other effects on a company, and may vote for corporate responsibility and social issue proposals that Wells believes will have substantial positive economic or other effects on a company.

IV.  WELLS DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     On or before August 6, 2003, Rule 206(4)-6 requires Wells to disclose in response to any client request how the client can obtain information from Wells on how its securities were voted. Wells will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Wells. Upon receiving a written request from a client, Wells will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Wells to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Wells will provide such a description in
     Part II of its Form ADV. Upon receiving a written request from a client, Wells will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

V.   RECORDKEEPING

     Wells shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy Statements received regarding client securities;
          (iii) Records of votes cast on behalf of clients;
          (iv) Any documents prepared by Wells that were material to making a decision how to vote, or that memorialized the basis for the decision;
          (v)  Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

     The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Wells. These records may be kept as part of Wells' records and/or Rydex's records.

     Wells may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Wells that are maintained with a third party such as a proxy voting service, provided that Wells has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                       Adopted as of this 17th day of June, 2003

                                                    Leo F. Wells, III, President

                                    EXHIBIT A

                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION
     ------------

     PADCO Advisors, Inc. and PADCO Advisors II, Inc., together doing business as Rydex Investments, generally are responsible for voting proxies with respect to securities held in client accounts, including clients registered as investment companies under the Investment Company Act of 1940 ("Funds") and clients that are pension plans ("Plans") subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). This document sets forth Rydex Investments' policies and guidelines with respect to proxy voting and its procedures to comply with SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. Specifically, Rule 206(4)-6 requires that we:

o Adopt and implement written policies and procedures reasonably designed to ensure that we vote client securities in the best interest of clients;

o Disclose to clients how they may obtain information from us about how we voted proxies for their securities; and

o Describe our proxy voting policies and procedures to clients and furnish them a copy of our policies and procedures on request.

II.  PROXY VOTING POLICIES AND PROCEDURES
     ------------------------------------

     A.   Proxy Voting Policies

     Proxies may have economic value and, where Rydex Investments is given responsibility for voting proxies, we must take reasonable steps under the circumstances to ensure that proxies are received and voted in the best long-term economic interests of our clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of the proxy vote. Our authority is initially established by our advisory contracts or comparable documents. Clients, however, may change their proxy voting direction at any time.

     The financial interest of our clients is the primary consideration in determining how proxies should be voted. Any material conflicts of interest between Rydex Investments and our clients with respect to proxy voting are resolved in the best interests of clients, in accordance with the procedures described in Section III below.

     B.   Proxy Voting Procedures

     Rydex Investments utilizes the services of an outside proxy voting firm, Investor Responsibility Research Center, Inc. ("IRRC"), to act as agent for the proxy process, to maintain records on proxy votes for our clients, and to provide independent research on corporate governance, proxy and corporate responsibility issues. In the absence of contrary instructions received from Rydex Investments, IRRC will vote proxies in accordance with the proxy voting guidelines (the "Guidelines") attached as SCHEDULE A hereto, as such Guidelines may be revised from time to time by Rydex Investments' portfolio management group (the "Committee"). Under its arrangement with IRRC, Rydex Investments has agreed to:

o Provide IRRC with a copy of the Guidelines and to inform IRRC promptly of any changes to the Guidelines;

o Deliver to IRRC, on a timely basis, all documents, information and materials necessary to enable IRRC to provide the services contemplated to be performed by it on a timely and efficient basis (such as conveying to IRRC a power of attorney with respect to the services to be provided hereunder and providing IRRC on a timely basis with Rydex Investments' authorized stamp, proxy cards, special voting instructions, authorization letters to custodian banks and any other materials necessary for the performance by IRRC of its duties);

o Provide IRRC with a data file containing portfolio information (such as account numbers, share amounts, and security identifiers such as cusip and/or sedol numbers) on a regular basis; and

o Coordinate with IRRC with respect to the classification of proxy items and for the treatment of items not clearly defined under the Guidelines.

III. RESOLVING POTENTIAL CONFLICTS OF INTEREST
     -----------------------------------------

     The Committee is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

o Managing a pension plan for a company whose management is soliciting proxies;

o Having a material business relationship with a proponent of a proxy proposal in which this business relationship may influence how the proxy vote is cast; and

o Rydex Investments, its employees or affiliates having a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

     To ensure that all proxies are voted in the best interests of clients and are not the product of any potential conflict of interest, if a potential conflict of interest exists Rydex Investments will instruct IRRC to vote in accordance with the established Guidelines. In the absence of established Guidelines (i.e., in instances where the Guidelines provide for a "case-by-case" review), Rydex Investments may vote a proxy regarding that proposal in any of the following manners:

o REFER PROPOSAL TO THE CLIENT - Rydex Investments may refer the proposal to the client and obtain instructions from the client on how to vote the proxy relating to that proposal.

o OBTAIN CLIENT RATIFICATION - If Rydex Investments is in a position to disclose the conflict to the client (i.e., such information is not confidential), Rydex Investments may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the client, and obtain the client's consent to how Rydex Investments will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

o USE AN INDEPENDENT THIRD PARTY FOR ALL PROPOSALS - Subject to any client imposed proxy voting policies, Rydex Investments may vote all proposals in a proxy according to the policies of an independent third party, such as IRRC or a similar entity (or to have the third party vote such proxies).

o USE AN INDEPENDENT THIRD PARTY TO VOTE THE SPECIFIC PROPOSALS THAT INVOLVE A CONFLICT - Subject to any client imposed proxy voting policies, Rydex Investments may use an independent third party (such as IRRC) to recommend how the proxy for specific proposals that involve a conflict should be voted (or to have the third party vote such proxies).

IV.  SECURITIES SUBJECT TO LENDING ARRANGEMENTS
     ------------------------------------------

     For various legal or administrative reasons, Rydex Investments is often unable to vote securities that are, at the time of such vote, on loan pursuant to a client's securities lending arrangement with the client's custodian. Rydex Investments will refrain from voting such securities where the costs to the client and/or administrative inconvenience of retrieving securities then on loan outweighs the benefit of voting, assuming retrieval under such circumstances is even feasible and/or possible. In certain extraordinary situations, Rydex Investments may seek to have securities then on loan pursuant to such securities lending arrangements retrieved by the client's custodian for voting purposes. This decision will generally be made on a case-by-case basis depending on whether, in Rydex Investments' judgment, the matter to be voted on has critical significance to the potential value of the securities in question, the relative cost and/or administrative inconvenience of retrieving the securities, the significance of the holding and whether the stock is considered a long-term holding. There can be no guarantee that any such securities can be retrieved for such purpose.

V.   SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
     ------------------------------------------

     Voting proxies with respect to shares of foreign stocks may involve significantly greater effort and corresponding cost due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Because the cost of voting on a particular proxy proposal could exceed the expected benefit to a client (including an ERISA Plan), Rydex Investments may weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision on whether voting a given proxy proposal is prudent.

VI.  ASSISTANCE WITH FORM N-PX AND PROXY VOTING RECORD
     -------------------------------------------------

     Rydex Investments shall assist its Fund clients in disclosing the following information on Form N-PX for each proxy matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which Rydex Investments, or IRRC as its agent, voted on the client's behalf by providing the following information to the Fund on a regular quarterly basis within 30 days after the end of the quarter:

     (i)    The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

     (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);

     (iv)   The shareholder meeting date;

     (v)    A brief identification of the matter voted on;

     (vi) Whether the matter was proposed by the issuer or by a security holder;

     (vii) Whether Rydex Investments (or IRRC as its agent) cast the client's vote on the matter;

     (viii) How Rydex Investments (or IRRC as its agent) cast the client's vote (i.e., for or against proposal, or abstain; for or withhold regarding election of directors); and

     (ix) Whether Rydex Investments (or IRRC as its agent) cast the client's vote for or against management.


VII. DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION
     ----------------------------------------------

     On or before August 6, 2003, Rule 206(4)-6 requires Rydex Investments to disclose in response to any client request how the client can obtain information from Rydex Investments on how its securities were voted. Rydex Investments will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Rydex Investments. Upon receiving a written request from a client, Rydex Investments will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires Rydex Investments to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Rydex Investments will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Rydex Investments will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VIII. RECORDKEEPING
      -------------

     Rydex Investments shall keep the following records for a period of at least five years, the first two in an easily accessible place:

     (i)  A copy of this Policy;

     (ii) Proxy Statements received regarding client securities;

     (iii)Records of votes cast on behalf of clients;

     (iv) Any documents prepared by Rydex Investments that were material to making a decision how to vote, or that memorialized the basis for the decision; and

     (v)  Records of client requests for proxy voting information.

     With respect to Rydex Investments' Fund clients, each Fund shall maintain a copy of each of the records that is related to proxy votes on behalf of the Fund by Rydex Investments. Additionally, Rydex Investments may keep Fund client records as part of Rydex Investments' records.

     Rydex Investments may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Rydex Investments that are maintained with a third party, such as IRRC, provided that Rydex Investments has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                   SCHEDULE A
                                       TO
                                RYDEX INVESTMENTS
                      PROXY VOTING POLICIES AND PROCEDURES

                             PROXY VOTING GUIDELINES
                             -----------------------

Rydex Investments believes that management is generally in the best position to make decisions that are essential to the ongoing operation of the company and which are not expected to have a major impact on the corporation and its shareholders. Accordingly, Rydex Investments will generally vote with management on "routine items" of a corporate administrative nature. Rydex Investments will generally review all "non-routine items" (i.e., those items having the potential for major economic impact on the corporation and the long-term value of its shares) on a case-by-case basis.

BOARD OF DIRECTORS
------------------

A.  Director Nominees in Uncontested Elections                  Vote With Mgt.
B.  Chairman and CEO is the Same Person                         Vote With Mgt.
C.  Majority of Independent Directors                           Vote With Mgt.
D.  Stock Ownership Requirements                                Vote With Mgt.
E.  Limit Tenure of Outside Directors                           Vote With Mgt.
F.  Director and Officer Indemnification and Liability          Vote With Mgt.
      Protection
G.  Eliminate or Restrict Charitable Contributions              Vote With Mgt.

PROXY CONTESTS
--------------

A.  Voting for Director Nominees in Contested Election          Vote With Mgt.
B.  Reimburse Proxy Solicitation                                Vote With Mgt.

AUDITORS
--------

A.  Ratifying Auditors                                          Vote With Mgt.

PROXY CONTEST DEFENSES
----------------------

A.  Board Structure - Classified Board                          Vote With Mgt.
B.  Cumulative Voting                                           Vote With Mgt.
C.  Shareholder Ability to Call Special Meetings                Vote With Mgt.

TENDER OFFER DEFENSES
---------------------

A.  Submit Poison Pill for shareholder ratification             Case-by-Case
B.  Fair Price Provisions                                       Vote With Mgt.
C.  Supermajority Shareholder Vote Requirement                  Vote With Mgt.
      To Amend the Charter or Bylaws
D.  Supermajority Shareholder Vote Requirement                  Vote With Mgt.

MISCELLANEOUS GOVERNANCE PROVISIONS
-----------------------------------

A.  Confidential Voting                                         Vote With Mgt.
B.  Equal Access                                                Vote With Mgt.
C.  Bundled Proposals                                           Vote With Mgt.

CAPITAL STRUCTURE
-----------------

A.  Common Stock Authorization                                  Vote With Mgt.
B.  Stock Splits                                                Vote With Mgt.
C.  Reverse Stock Splits                                        Vote With Mgt.
D.  Preemptive Rights                                           Vote With Mgt.
E.  Share Repurchase Programs                                   Vote With Mgt.

EXECUTIVE AND DIRECTOR COMPENSATION
-----------------------------------

A.  Shareholder Proposals to Limit Executive and                Case-by-Case
      Directors Pay
B.  Shareholder Ratification of Golden and Tin Parachutes       Vote With Mgt.
C.  Employee Stock Ownership Plans                              Vote With Mgt.
D.  401(k) Employee Benefit Plans                               Vote With Mgt.

STATE OF INCORPORATION
----------------------

A.  Voting on State Takeover Plans                              Vote With Mgt.
B.  Voting on Reincorporation Proposals                         Vote With Mgt.

MERGERS AND CORPORATE RESTRUCTURINGS
------------------------------------

A.  Mergers and Acquisitions                                    Case-by-Case
B.  Corporate Restructuring                                     Vote With Mgt.
C.  Spin-Offs                                                   Vote With Mgt.
D.  Liquidations                                                Vote With Mgt.

SOCIAL AND ENVIRONMENTAL ISSUES
-------------------------------

A.  Issues with Social/Moral Implications                       Vote With Mgt.

================================================================================






                                     WELLS

                                      S&P

                                REIT INDEX FUND




================================================================================



                                 ANNUAL REPORT
                               DECEMBER 31, 2005




                                     WELLS

                               [GRAPHIC OMITTED]

                               REAL ESTATE FUNDS








================================================================================

LETTER TO SHAREHOLDERS
================================================================================

Dear Wells Shareholder:

As a Wells S&P REIT Index Fund investor, you've made the wise decision to include diversified real estate in your holdings, and we are honored that our Fund is part of your portfolio.

Real estate continues to gain momentum as more and more investors recognize its importance in a well-diversified portfolio. Investment-grade real estate -- that is, real estate holdings apart from the home you live in -- may help provide the balance and diversification that every portfolio needs. As more people have realized this, we've seen a surge in the popularity of real estate investment trusts (REITs) in recent years. At this time, many analysts believe this growth shows no signs of slowing because investment-grade real estate tends to hold its value long-term.

The Wells S&P REIT Index Fund seeks to mirror the REIT holdings of the S&P REIT Composite Index, which represents approximately 90% of the total U.S. publicly traded REIT market. The correlation between the Fund and the Index for 2005 was high, with the Index posting a gain of 11.33% for 2005, while the Wells S&P REIT Index Fund (Class "A" Shares) posted a return of 10.15%.1 The top five sectors for the Fund included 30.8% in retail, 28.2% in office/industrial properties, 18.7% in residential, 6.3% in specialty, and 5.7% in diversified. In addition, the portfolio includes all three REIT types -- equity, mortgage, and hybrid.

We believe in the strength and endurance of U.S. real estate and are glad that you've chosen the Wells S&P REIT Index Fund as part of your holdings. If you have any questions or concerns, please contact Mutual Fund Shareholder Services at 800-282-1581 or visit www.wellsref.com.

Sincerely,

/s/ Leo F. Wells III

Leo F. Wells III
President
Wells Real Estate Funds



1 Performance does not reflect the impact of taxes and sales charges which, if reflected, would reduce performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance quoted. Performance through the most recent month-end is available at www.wellsref.com or by calling 800-282-1581. The performance of Class "A" shares will differ from the performance of the other classes of shares to the extent that the classes have different expenses and sales load structures. The Wells S&P REIT Index Fund's returns will vary from the S&P REIT Composite Index. Differences in performance are due in part to (but not limited to) the Fund's expenses, the level of cash allocation in the Fund, and the degree of cash flows into and out of the Fund matched with the corresponding portfolio transactions to invest investor purchases or manage redemptions. The Fund's investment return and principal will fluctuate. Upon redemption, shares may be worth more or less than their original cost.

PAST PERFORMANCE (UNAUDITED)
================================================================================

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
      IN THE WELLS S&P REIT INDEX FUND(a) AND THE S&P REIT COMPOSITE INDEX


                               [GRAPHIC OMITTED]

          WELLS S&P REIT INDEX FUND         S&P REIT COMPOSITE INDEX
          -------------------------         ------------------------

           DATE            BALANCE           DATE            BALANCE
           ----            -------           ----            -------
         3/02/1998          9,600          3/02/1998         10,000
         3/31/1998          9,629          3/31/1998         10,196
         6/30/1998          9,082          6/30/1998          9,689
         9/30/1998          8,055          9/30/1998          8,578
        12/31/1998          7,717         12/31/1998          8,235
         3/31/1999          7,383          3/31/1999          7,862
         6/30/1999          8,081          6/30/1999          8,608
         9/30/1999          7,374          9/30/1999          7,854
        12/31/1999          7,235         12/31/1999          7,752
         3/31/2000          7,389          3/31/2000          7,928
         6/30/2000          8,145          6/30/2000          8,749
         9/30/2000          8,852          9/30/2000          9,582
        12/31/2000          9,229         12/31/2000         10,004
         3/31/2001          9,189          3/31/2001          9,987
         6/30/2001         10,166          6/30/2001         11,103
         9/30/2001          9,945          9/30/2001         10,873
        12/31/2001         10,394         12/31/2001         11,433
         3/31/2002         11,217          3/31/2002         12,386
         6/30/2002         11,704          6/30/2002         12,982
         9/30/2002         10,655          9/30/2002         11,828
        12/31/2002         10,701         12/31/2002         11,900
         6/30/2003         12,097          6/30/2003         13,556
        12/31/2003         14,326         12/31/2003         16,201
         6/30/2004         15,079          6/30/2004         17,152
        12/31/2004         18,643         12/31/2004         21,410
         6/30/2005         19,693          6/30/2005         22,707
        12/31/2005         20,535         12/31/2005         23,892



Past performance is not predictive of future performance.



               --------------------------------------------------
                            Wells S&P REIT Index Fund
                        Average Annual Total Returns(b)
                       (periods ended December 31, 2005)

                             1 Year   5 Years  Since Inception(c)
                             ------   -------  ------------------
                Class A       5.73%    16.39%        9.62%
                Class B       4.48%    16.27%       13.83%
                Class C       8.42%    16.48%       13.97%
                Class I      10.51%     n/a         23.89%
               --------------------------------------------------

Past performance does not guarantee future results, and there is no assurance that the Fund will achieve its investment objective. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted above. More current performance data is available at the Fund's website at www.wellsref.com. Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing.

(a) The line graph above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes. The change in value of the initial $10,000 investment shown for Class A shares in the line graph reflects the maximum front-end sales load of 4%.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or distributions are reinvested in shares of the Fund. The total returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The initial public offering of Class A shares commenced on March 2, 1998, the initial public offering of Class B shares commenced on May 7, 1999, the initial public offering of Class C shares commenced on May 5, 1999 and the initial public offering of Class I shares commenced on August 25, 2003.

WELLS S&P REIT INDEX FUND
ASSET ALLOCATION (% OF COMMON STOCKS)
DECEMBER 31, 2005 (UNAUDITED)
================================================================================

                                     Apartment/Residential - 18.5%
                                     Diversified - 5.7%
                                     Health Care - 4.2%
                                     Hotel - 2.3%
            [GRAPHIC OMITTED]        Industrial/Office - 28.0%
                                     Mortgage - 1.0%
                                     Retail Centers - 30.5%
                                     Self Storage - 3.5%
                                     Specialty - 6.3%



WELLS S&P REIT INDEX FUND
TOP 10 HOLDINGS
DECEMBER 31, 2005 (UNAUDITED)
================================================================================
                                                       % OF
                                                    NET ASSETS
                                                    ----------

                   Simon Property Group, Inc.          5.5%
                   Equity Office Properties Trust      4.8%
                   ProLogis                            4.4%
                   Equity Residential                  4.4%
                   General Growth Properties, Inc.     4.4%
                   Vornado Realty Trust                3.8%
                   Archstone-Smith Trust               3.4%
                   Boston Properties, Inc.             2.6%
                   Plum Creek Timber Co., Inc.         2.6%
                   Avalonbay Communities, Inc.         2.5%

WELLS S&P REIT INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2005
================================================================================
ASSETS
Investment securities:
  At acquisition cost ..........................................  $262,850,853
                                                                  ============
  At market value (Note 1) .....................................  $343,827,267
Dividends receivable ...........................................     1,509,345
Receivable for capital shares sold .............................       452,408
Other assets ...................................................        89,482
                                                                  ------------
  TOTAL ASSETS .................................................   345,878,502
                                                                  ------------

LIABILITIES
Dividends payable ..............................................     5,254,545
Payable for capital shares redeemed ............................       500,213
Payable to Adviser (Note 3) ....................................       218,363
Payable to affiliate (Note 3) ..................................        70,500
Other accrued expenses and liabilities .........................        29,268
                                                                  ------------
  TOTAL LIABILITIES ............................................     6,072,889
                                                                  ------------

NET ASSETS .....................................................  $339,805,613
                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital ................................................  $261,417,452
Distributions in excess of net realized gains from security
  transactions .................................................    (2,588,253)
Net unrealized appreciation on investments .....................    80,976,414
                                                                  ------------
Net assets .....................................................  $339,805,613
                                                                  ============
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares ........................  $210,471,007
                                                                  ============
Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) .............................    18,075,997
                                                                  ============
Net asset value and redemption price per share (Note 1) ........  $      11.64
                                                                  ============
Maximum offering price per share (Note 1) ......................  $      12.13
                                                                  ============


PRICING OF CLASS B SHARES
Net assets applicable to Class B shares ........................  $ 55,230,848
                                                                  ============
Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) .............................     4,663,499
                                                                  ============
Net asset value and offering price per share(a) (Note 1) .......  $      11.84
                                                                  ============


PRICING OF CLASS C SHARES
Net assets applicable to Class C shares ........................  $ 73,420,280
                                                                  ============
Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) .............................     6,225,642
                                                                  ============
Net asset value and offering price per share(a) (Note 1) .......  $      11.79
                                                                  ============

PRICING OF CLASS I SHARES
Net assets applicable to Class I shares ........................  $    683,478
                                                                  ============
Shares of beneficial interest outstanding (unlimited number of
  shares authorized, no par value) .............................        58,684
                                                                  ============
Net asset value, offering price and redemption price per share
  (Note 1) .....................................................  $      11.65
                                                                  ============


(a)  Redemption price varies based on length of time held.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
================================================================================
INVESTMENT INCOME
  Dividends ....................................................  $ 10,491,388
                                                                  ------------
EXPENSES
  Investment advisory fees (Note 3) ............................     1,658,000
  Distribution expenses, Class A (Note 3) ......................       518,599
  Distribution expenses, Class B (Note 3) ......................       527,426
  Distribution expenses, Class C (Note 3) ......................       707,590
  Transfer agent fees, Class A (Note 3) ........................       218,726
  Transfer agent fees, Class B (Note 3) ........................        59,582
  Transfer agent fees, Class C (Note 3) ........................        77,947
  Transfer agent fees, Class R (Note 3) ........................         6,000
  Transfer agent fees, Class I (Note 3) ........................        18,000
  Administrative services fees (Note 3) ........................       349,477
  Trustees fees ................................................       202,500
  Postage and supplies expense .................................       194,736
  Custodian fees ...............................................       112,251
  Professional fees ............................................        96,218
  Accounting services fees (Note 3) ............................        89,028
  Registration fees, Common ....................................        24,727
  Registration fees, Class A ...................................        25,720
  Registration fees, Class B ...................................         9,888
  Registration fees, Class C ...................................        12,595
  Registration fees, Class R ...................................         7,794
  Registration fees, Class I ...................................         1,485
  Reports to shareholders ......................................        38,229
  Insurance expense ............................................        28,013
  Interest expense (Note 5) ....................................        10,220
  Other expenses ...............................................       110,782
                                                                  ------------
    TOTAL EXPENSES .............................................     5,105,533
    Fees waived by the Adviser (Note 3) ........................      (456,628)
    Class A expenses waived/reimbursed by the Adviser (Note 3) .      (244,420)
    Class B expenses waived/reimbursed by the Adviser (Note 3) .       (63,849)
    Class C expenses waived/reimbursed by the Adviser (Note 3) .       (90,000)
    Class R expenses waived/reimbursed by the Adviser (Note 3) .       (13,572)
    Class I expenses waived/reimbursed by the Adviser (Note 3) .       (19,438)
                                                                  ------------
    NET EXPENSES ...............................................     4,217,626
                                                                  ------------

NET INVESTMENT INCOME ..........................................     6,273,762
                                                                  ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains from security transactions ................    27,783,372
  Net change in unrealized appreciation/depreciation on
    investments ................................................    (2,961,566)
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............    24,821,806
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $ 31,095,568
                                                                  ============



See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================
                                                              YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2005            2004(a)
---------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ..................................   $   6,273,762    $   7,075,632
  Net realized gains from security transactions ..........      27,783,372       24,658,935
  Net change in unrealized appreciation/depreciation on
    investments ..........................................      (2,961,566)      39,535,640
                                                             -------------    -------------
Increase in net assets from operations ...................      31,095,568       71,270,207
                                                             -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income, Class A ..........      (4,495,669)      (5,080,419)
  Dividends from net investment income, Class B ..........        (750,899)        (854,771)
  Dividends from net investment income, Class C ..........      (1,011,291)      (1,131,812)
  Dividends from net investment income, Class R ..........            (385)            (800)
  Dividends from net investment income, Class I ..........         (15,518)          (7,830)
  Distributions from net realized gains, Class A .........     (17,389,172)     (16,450,501)
  Distributions from net realized gains, Class B .........      (4,499,796)      (3,936,404)
  Distributions from net realized gains, Class C .........      (6,009,737)      (5,254,350)
  Distributions from net realized gains, Class R .........            --             (4,558)
  Distributions from net realized gains, Class I .........         (55,918)         (45,095)
  Return of capital, Class A .............................      (3,615,813)      (1,251,611)
  Return of capital, Class B .............................        (901,231)        (270,394)
  Return of capital, Class C .............................      (1,215,764)        (351,976)
  Return of capital, Class R .............................            (295)            (156)
  Return of capital, Class I .............................         (11,133)            (674)
                                                             -------------    -------------
Decrease in net assets from distributions to shareholders      (39,972,621)     (34,641,351)
                                                             -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 6)
CLASS A
  Proceeds from shares sold ..............................      47,477,936      119,152,475
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................      20,881,235       18,854,209
  Payments for shares redeemed ...........................     (65,065,273)    (118,535,388)
                                                             -------------    -------------
Net increase in net assets from Class A share transactions       3,293,898       19,471,296
                                                             -------------    -------------

CLASS B
  Proceeds from shares sold ..............................       7,702,645       14,407,104
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................       5,071,022        4,101,189
  Payments for shares redeemed ...........................      (7,898,668)      (4,686,670)
                                                             -------------    -------------
Net increase in net assets from Class B share transactions       4,874,999       13,821,623
                                                             -------------    -------------

CLASS C
  Proceeds from shares sold ..............................      14,913,091       26,129,723
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................       6,651,173        5,569,280
  Payments for shares redeemed ...........................     (15,253,148)      (9,252,442)
                                                             -------------    -------------
Net increase in net assets from Class C share transactions       6,311,116       22,446,561
                                                             -------------    -------------


6

WELLS S&P REIT INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
=============================================================================================
                                                              YEAR ENDED        YEAR ENDED
                                                              DECEMBER 31,     DECEMBER 31,
                                                                  2005            2004(a)
---------------------------------------------------------------------------------------------
CLASS R
  Proceeds from shares sold ..............................   $      30,824    $      48,302
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................             680            5,514
  Payments for shares redeemed ...........................         (84,919)            --
                                                             -------------    -------------
Net increase (decrease) in net assets from Class R share
  transactions ...........................................         (53,415)          53,816
                                                             -------------    -------------

CLASS I
  Proceeds from shares sold ..............................         288,833          463,188
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ........................          77,285           50,482
  Payments for shares redeemed ...........................        (261,718)         (12,493)
                                                             -------------    -------------
Net increase in net assets from Class I share transactions         104,400          501,177
                                                             -------------    -------------

TOTAL INCREASE IN NET ASSETS .............................       5,653,945       92,923,329

NET ASSETS
  Beginning of year ......................................     334,151,668      241,228,339
                                                             -------------    -------------
  End of year ............................................   $ 339,805,613    $ 334,151,668
                                                             =============    =============

Undistributed net investment income ......................   $        --      $        --
                                                             =============    =============


(a) Except for Class R shares, which represents the period from the  initial  public offering
    (January 27, 2004) through December 31, 2004.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND -- CLASS A
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================================
                                                          YEAR            YEAR            YEAR            YEAR           YEAR
                                                          ENDED           ENDED           ENDED           ENDED          ENDED
                                                         DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                                           2005            2004           2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     11.97     $     10.31     $      8.26     $      8.63    $      8.14
                                                       -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.27            0.31            0.28            0.34           0.37
  Net realized and unrealized gains
   (losses) on investments .........................          0.92            2.73            2.45           (0.07)          0.63
                                                       -----------     -----------     -----------     -----------    -----------
Total from investment operations ...................          1.19            3.04            2.73            0.27           1.00
                                                       -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.27)          (0.31)          (0.28)          (0.34)         (0.37)
  Distributions from net realized gains ............         (1.04)          (0.99)          (0.28)          (0.18)          --
  Return of capital ................................         (0.21)          (0.08)          (0.12)          (0.12)         (0.14)
                                                       -----------     -----------     -----------     -----------    -----------
Total distributions ................................         (1.52)          (1.38)          (0.68)          (0.64)         (0.51)
                                                       -----------     -----------     -----------     -----------    -----------

Net asset value at end of year .....................   $     11.64     $     11.97     $     10.31     $      8.26    $      8.63
                                                       ===========     ===========     ===========     ===========    ===========

Total return(a) ....................................         10.15%          30.13%          33.88%           2.97%         12.63%
                                                       ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) ..................   $   210,471     $   212,993     $   170,443     $    93,545    $    74,470
                                                       ===========     ===========     ===========     ===========    ===========

Ratio of net expenses to average net assets(b) .....          0.99%           0.99%           0.99%           0.99%          0.99%

Ratio of net investment income to average net assets          2.17%           2.86%           3.19%           3.96%          4.61%

Portfolio turnover rate ............................            18%             26%             13%             10%             5%

(a)  Total returns shown exclude the effect of applicable sales loads.
(b)  Absent fee waivers and expense  reimbursements by the Adviser, the ratio of  expenses to  average net  assets would  have  been
     1.25%, 1.30%,  1.34%,  1.38% and 1.26% for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively (Note 3).

See accompanying notes to financial statements.








8

WELLS S&P REIT INDEX FUND -- CLASS B
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================================
                                                          YEAR            YEAR            YEAR            YEAR           YEAR
                                                          ENDED           ENDED           ENDED           ENDED          ENDED
                                                         DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                                           2005            2004           2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............   $     12.15     $     10.46     $      8.37     $      8.75    $      8.24
                                                       -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.18            0.23            0.22            0.27           0.30
  Net realized and unrealized gains
    (losses) on investments ........................          0.94            2.76            2.48           (0.07)          0.66
                                                       -----------     -----------     -----------     -----------    -----------
Total from investment operations ...................          1.12            2.99            2.70            0.20           0.96
                                                       -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.18)          (0.23)          (0.22)          (0.27)         (0.30)
  Distributions from net realized gains ............         (1.04)          (0.99)          (0.28)          (0.18)          --
  Return of capital ................................         (0.21)          (0.08)          (0.11)          (0.13)         (0.15)
                                                       -----------     -----------     -----------     -----------    -----------
Total distributions ................................         (1.43)          (1.30)          (0.61)          (0.58)         (0.45)
                                                       -----------     -----------     -----------     -----------    -----------

Net asset value at end of year .....................   $     11.84     $     12.15     $     10.46     $      8.37    $      8.75
                                                       ===========     ===========     ===========     ===========    ===========

Total return(a) ....................................          9.35%          29.12%          32.98%           2.13%         11.88%
                                                       ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) ..................   $    55,231     $    51,588     $    31,854     $    18,880    $    12,708
                                                       ===========     ===========     ===========     ===========    ===========

Ratio of net expenses to average net assets(b) .....          1.74%           1.74%           1.74%           1.74%          1.74%

Ratio of net investment income to average net assets          1.42%           2.11%           2.44%           3.21%          3.86%

Portfolio turnover rate ............................            18%             26%             13%             10%             5%

(a)  Total returns shown exclude the effect of applicable sales loads.
(b)  Absent  fee  waivers  and  expense  reimbursements by the Adviser, the ratio of expenses to average net assets would have  been
     2.00%,  1.94%,  1.96%, 1.99% and 2.01% for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively (Note 3).

See accompanying notes to financial statements.










                                                                                                                                   9

WELLS S&P REIT INDEX FUND -- CLASS C
FINANCIAL HIGHLIGHTS
====================================================================================================================================
                                                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
====================================================================================================================================
                                                          YEAR            YEAR            YEAR            YEAR           YEAR
                                                          ENDED           ENDED           ENDED           ENDED          ENDED
                                                         DEC. 31,        DEC. 31,        DEC. 31,        DEC. 31,       DEC. 31,
                                                           2005            2004           2003            2002           2001
------------------------------------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ...............   $     12.10     $     10.43     $      8.35     $      8.72    $      8.22
                                                       -----------     -----------     -----------     -----------    -----------

Income (loss) from investment operations:
  Net investment income ............................          0.18            0.23            0.22            0.27           0.30
  Net realized and unrealized gains
   (losses) on investments .........................          0.94            2.74            2.47           (0.06)          0.65
                                                       -----------     -----------     -----------     -----------    -----------
Total from investment operations ...................          1.12            2.97            2.69            0.21           0.95
                                                       -----------     -----------     -----------     -----------    -----------

Less distributions:
  Dividends from net investment income .............         (0.18)          (0.23)          (0.22)          (0.27)         (0.30)
  Distributions from net realized gains ............         (1.04)          (0.99)          (0.28)          (0.18)          --
  Return of capital ................................         (0.21)          (0.08)          (0.11)          (0.13)         (0.15)
                                                       -----------     -----------     -----------     -----------    -----------
Total distributions ................................         (1.43)          (1.30)          (0.61)          (0.58)         (0.45)
                                                       -----------     -----------     -----------     -----------    -----------

Net asset value at end of year .....................   $     11.79     $     12.10     $     10.43     $      8.35    $      8.72
                                                       ===========     ===========     ===========     ===========    ===========

Total return(a) ....................................          9.39%          29.01%          32.94%           2.25%         11.78%
                                                       ===========     ===========     ===========     ===========    ===========

Net assets at end of year (000's) ..................   $    73,420     $    68,912     $    38,861     $    19,350    $     9,339
                                                       ===========     ===========     ===========     ===========    ===========

Ratio of net expenses to average net assets(b) .....          1.74%           1.74%           1.74%           1.74%          1.74%

Ratio of net investment income to average net assets          1.42%           2.11%           2.44%           3.21%          3.86%

Portfolio turnover rate ............................            18%             26%             13%             10%             5%

(a)  Total returns shown exclude the effect of applicable sales loads.
(b)  Absent fee  waivers and  expense  reimbursements by  the Adviser, the  ratio of expenses to average net assets would have  been
     2.01%,  1.94%,  1.96%, 1.99% and 2.01% for the years ended December 31, 2005, 2004, 2003, 2002 and 2001, respectively (Note 3).

See  accompanying  notes to  financial  statements.

WELLS S&P REIT INDEX FUND -- CLASS I
FINANCIAL HIGHLIGHTS
==================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==================================================================================================
                                                          YEAR          YEAR          PERIOD
                                                          ENDED         ENDED         ENDED
                                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                           2005          2004         2003(a)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $     11.97   $     10.31   $      9.39
                                                       -----------   -----------   -----------

Income from investment operations:
  Net investment income ............................          0.30          0.29          0.13
  Net realized and unrealized gains on investments .          0.93          2.77          1.25
                                                       -----------   -----------   -----------
Total from investment operations ...................          1.23          3.06          1.38
                                                       -----------   -----------   -----------

Less distributions:
  Dividends from net investment income .............         (0.30)        (0.29)        (0.13)
  Distributions from net realized gains ............         (1.04)        (0.99)        (0.28)
  Return of capital ................................         (0.21)        (0.12)        (0.05)
                                                       -----------   -----------   -----------
Total distributions ................................         (1.55)        (1.40)        (0.46)
                                                       -----------   -----------   -----------

Net asset value at end of period ...................   $     11.65   $     11.97   $     10.31
                                                       ===========   ===========   ===========

Total return .......................................         10.51%        30.44%        14.78%(c)
                                                       ===========   ===========   ===========

Net assets at end of period (000's) ................   $       683   $       598   $        69
                                                       ===========   ===========   ===========

Ratio of net expenses to average net assets(b) .....          0.74%         0.74%         0.74%(d)

Ratio of net investment income to average net assets          2.42%         3.11%         3.44%(d)

Portfolio turnover rate ............................            18%           26%           13%(d)

(a)  Represents  the period from the initial  public  offering of Class I shares (August 25, 2003)
     through December 31, 2003.
(b)  Absent fee waivers and expense  reimbursements  by  the Adviser,  the  ratio of  expenses  to average net assets would have been 3.92%,  9.41% and 27.09%(d) for the periods ended December
     31, 2005, 2004 and 2003,  respectively (Note 3).
(c)  Not annualized.
(d)  Annualized.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
================================================================================
COMMON STOCKS -- 100.9%                                  SHARES         VALUE
--------------------------------------------------------------------------------
APARTMENT/RESIDENTIAL -- 18.7%
American Land Lease, Inc. ...........................        8,640  $   204,509
AMLI Residential Properties Trust ...................       33,850    1,287,993
Apartment Investment & Management Co. - Class A .....      126,110    4,775,786
Archstone-Smith Trust ...............................      279,326   11,700,966
Associated Estates Realty Corp. .....................       20,180      182,427
Avalonbay Communities, Inc. .........................       96,884    8,646,897
BRE Properties, Inc. - Class A ......................       67,460    3,068,081
Camden Property Trust ...............................       68,695    3,978,814
Equity Residential ..................................      379,710   14,854,255
Essex Property Trust, Inc. ..........................       30,110    2,776,142
Home Properties, Inc. ...............................       41,920    1,710,336
Inland Real Estate Corp. ............................       88,873    1,314,432
Mid-America Apartment Communities, Inc. .............       25,590    1,241,115
Post Properties, Inc. ...............................       53,690    2,144,916
Sun Communities, Inc. ...............................       21,190      665,366
Town & Country Trust ................................       23,250      786,083
United Dominion Realty Trust, Inc. ..................      180,760    4,237,014
                                                                   ------------
                                                                     63,575,132
                                                                   ------------
DIVERSIFIED -- 5.7%
Colonial Properties Trust ...........................       59,021    2,477,702
Duke Realty Corp. ...................................      181,120    6,049,408
EastGroup Properties, Inc. ..........................       29,110    1,314,608
Glenborough Realty Trust, Inc. ......................       45,820      829,342
iStar Financial, Inc. ...............................      149,030    5,312,920
Pennsylvania Real Estate Investment Trust ...........       48,390    1,807,850
Washington Real Estate Investment Trust .............       55,520    1,685,032
                                                                   ------------
                                                                     19,476,862
                                                                   ------------
HEALTH CARE -- 4.2%
Health Care Property Investors, Inc. ................      179,026    4,575,905
Health Care REIT, Inc. ..............................       75,940    2,574,366
Healthcare Realty Trust, Inc. .......................       62,923    2,093,448
LTC Properties, Inc. ................................       26,680      561,080
National Health Investors, Inc. .....................       30,730      797,751
Nationwide Health Properties, Inc. ..................       89,020    1,905,028
Senior Housing Properties Trust .....................       66,850    1,130,433
Universal Health Realty Income Trust ................       15,564      487,776
Windrose Medical Properties Trust ...................       18,620      276,693
                                                                   ------------
                                                                     14,402,480
                                                                   ------------

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 100.9% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
HOTEL -- 2.4%
Equity Inns, Inc. ...................................       71,150  $   964,082
FelCor Lodging Trust, Inc. ..........................       65,820    1,132,762
Hospitality Properties Trust ........................       94,770    3,800,277
LaSalle Hotel Properties ............................       46,910    1,722,535
Winston Hotels, Inc. ................................       34,930      345,807
                                                                   ------------
                                                                      7,965,463
                                                                   ------------
INDUSTRIAL/OFFICE -- 28.2%
Alexandria Real Estate Equities, Inc. ...............       29,630    2,385,215
AMB Property Corp. ..................................      112,600    5,536,542
Arden Realty, Inc. ..................................       88,300    3,958,489
Bedford Property Investors, Inc. ....................       19,040      417,738
Boston Properties, Inc. .............................      118,230    8,764,390
Brandywine Realty Trust .............................      116,550    3,252,911
CarrAmerica Realty Corp. ............................       77,050    2,668,241
CenterPoint Properties Trust ........................       64,190    3,176,121
Corporate Office Properties Trust ...................       40,170    1,427,642
Cousins Properities, Inc. ...........................       50,620    1,432,546
Crescent Real Estate Equities Co. ...................      103,900    2,059,298
Equity Office Properties Trust ......................      535,195   16,232,464
First Industrial Realty Trust, Inc. .................       56,940    2,192,190
Highwoods Properties, Inc. ..........................       71,190    2,025,356
HRPT Properties Trust ...............................      276,530    2,862,086
Kilroy Realty Corp. .................................       38,110    2,359,009
Lexington Corporate Properties Trust ................       68,490    1,458,837
Liberty Property Trust ..............................      116,270    4,982,170
Mack-Cali Realty Corp. ..............................       81,550    3,522,960
Monmouth Real Estate Investment Corp. - Class A .....       25,110      201,382
Parkway Properties, Inc. ............................       18,710      751,019
ProLogis ............................................      320,850   14,990,112
PS Business Parks, Inc. .............................       21,520    1,058,784
Reckson Associates Realty Corp. .....................      108,780    3,913,904
SL Green Realty Corp. ...............................       55,520    4,241,173
                                                                   ------------
                                                                     95,870,579
                                                                   ------------
MORTGAGE -- 1.1%
Thornburg Mortgage, Inc. ............................      137,120    3,592,544
                                                                   ------------

RETAIL CENTERS -- 30.8%
Acadia Realty Trust .................................       41,560      833,278
CBL & Associates Properties, Inc. ...................       55,430    2,190,039
Cedar Shopping Centers, Inc. ........................       37,560      528,469
Developers Diversified Realty Corp. .................      143,442    6,744,643
Equity Lifestyle Properties, Inc. ...................       24,970    1,111,165
Equity One, Inc. ....................................       50,500    1,167,560
Federal Realty Investment Trust .....................       69,500    4,215,175
General Growth Properties, Inc. .....................      314,600   14,783,054
Glimcher Realty Trust ...............................       48,100    1,169,792
Heritage Property Investment Trust ..................       62,430    2,085,162

WELLS S&P REIT INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
COMMON STOCKS -- 100.9% (CONTINUED)                      SHARES         VALUE
--------------------------------------------------------------------------------
RETAIL CENTERS -- 30.8% (CONTINUED)
Kimco Realty Corp. ..................................      263,550  $ 8,454,684
Macerich Co. (The) ..................................       78,980    5,302,717
Mills Corp. .........................................       74,580    3,127,885
New Plan Excel Realty Trust .........................      137,340    3,183,541
Pan Pacific Retail Properties, Inc. .................       53,630    3,587,311
Ramco-Gershenson Properties Trust ...................       22,270      593,495
Regency Centers Corp. ...............................       89,430    5,271,898
Saul Centers, Inc. ..................................       14,730      531,753
Simon Property Group, Inc. ..........................      245,680   18,826,458
Tanger Factory Outlet Centers, Inc. .................       40,480    1,163,395
Taubman Centers, Inc. ...............................       66,930    2,325,818
Urstadt Biddle Properties - Class A .................       29,304      475,018
Vornado Realty Trust ................................      155,560   12,984,593
Weingarten Realty Investors .........................      105,905    4,004,268
                                                                   ------------
                                                                    104,661,171
                                                                   ------------
SELF STORAGE -- 3.5%
Public Storage, Inc. ................................      108,944    7,377,688
Shurgard Storage Centers, Inc. - Class A ............       61,820    3,505,812
Sovran Self Storage, Inc. ...........................       22,620    1,062,461
                                                                   ------------
                                                                     11,945,961
                                                                   ------------
SPECIALTY -- 6.3%
Centracore Properties Trust .........................       14,540      390,690
Commercial Net Lease Realty .........................       71,430    1,455,029
Entertainment Properties Trust ......................       34,100    1,389,575
Innkeepers USA Trust ................................       56,560      904,960
MeriStar Hospitality Corp.(a) .......................      115,290    1,083,726
Plum Creek Timber Co., Inc. .........................      242,520    8,742,846
Rayonier, Inc. ......................................       99,949    3,982,968
Realty Income Corp. .................................      110,280    2,384,254
Trustreet Properties, Inc. ..........................       77,470    1,132,611
                                                                   ------------
                                                                     21,466,659
                                                                   ------------

TOTAL COMMON STOCKS (Cost $261,980,437) .............              $342,956,851
                                                                   ------------

================================================================================
CASH EQUIVALENTS -- 0.3%                                 SHARES         VALUE
--------------------------------------------------------------------------------
First American Treasury Obligation Fund - Class A
(Cost $870,416) .....................................      870,416  $   870,416
                                                                   ------------

TOTAL INVESTMENT SECURITIES -- 101.2%
(Cost $262,850,853) .................................              $343,827,267

LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.2%) .....                (4,021,654)
                                                                   ------------

NET ASSETS -- 100.0% ................................              $339,805,613
                                                                   ============



(a)  Non-income producing security.

Industry classifications are based on S&P categories.

See accompanying notes to financial statements.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Wells S&P REIT Index Fund (the Fund) is a diversified series of the Wells Family of Real Estate Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on June 4, 1997. The Fund was capitalized on December 22, 1997, when Wells Capital, Inc., the parent company of the Fund's investment manager, Wells Asset Management, Inc. (the Adviser), purchased the initial 10,000 Class A shares of the Fund at $10 per share. The public offering of Class A shares of the Fund commenced on March 2, 1998. The Fund had no operations prior to the public offering of Class A shares except for the initial issuance of shares. The public offering of Class B shares, Class C shares and Class I shares commenced on May 7, 1999, May 5, 1999 and August 25, 2003, respectively.

The Fund seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the Index) by investing in the stocks included in the Index.

The Fund offers four classes of shares: Class A shares (sold subject to a maximum front-end sales load of 4% and a distribution fee of up to 0.25% of the average daily net assets attributable to Class A shares), Class B shares (sold subject to a maximum 5% contingent deferred sales load on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class B shares), Class C shares (sold subject to a 1% contingent deferred sales load if redeemed within one year of purchase and an annual distribution fee of up to 1% of the average daily net assets attributable to Class C shares) and Class I shares (sold without any sales loads or distribution fees). Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (1) the classes bear differing levels of sales loads and distribution fees; (2) Class B shares automatically convert to Class A shares after approximately eight years, resulting in lower annual expenses; (3) Class I shares are available for purchase only by clients of certain financial intermediaries; (4) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (5) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Prior to May 1, 2005, a fifth class, Class R, was also offered. Class R shares were sold without any sales loads and an annual distribution fee of up to 0.75% of the average daily net assets attributable to Class R shares. The offering of Class R shares was discontinued on April 30, 2005.

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on stock exchanges are valued at their last sales price on the principal exchange where the security is traded or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at their last sale price or, if not available, at their last bid price as quoted by brokers that make markets in the securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

SHARE VALUATION -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding, rounded to the nearest cent. The maximum offering price per share of Class A shares of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class B shares, Class C shares and Class I shares, is equal to the net asset value per share.

The redemption price per share of each class of shares of the Fund is equal to the net asset value per share. However, Class B shares are subject to a maximum contingent deferred sales load of 5% on amounts redeemed within one year of purchase, incrementally reduced to 0% over a six year period from the date of purchase. Class C shares are subject to a contingent deferred sales load of 1% on amounts redeemed within one year of purchase.

INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from net investment income are declared and paid quarterly. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
================================================================================
The tax character of distributions paid during the periods ended December 31, 2005 and December 31, 2004 are as follows:

-------------------------------------------------------------------------------------------------
                                                                     RETURN OF
                              PERIOD      ORDINARY      LONG-TERM     CAPITAL         TOTAL
                              ENDED        INCOME     CAPITAL GAINS (NONTAXABLE)  DISTRIBUTIONS
-------------------------------------------------------------------------------------------------
              CLASS A        12/31/05    $ 4,728,433   $17,156,407   $ 3,615,814   $25,500,654
                             12/31/04    $ 5,853,002   $15,677,918   $ 1,251,611   $22,782,531
-------------------------------------------------------------------------------------------------
              CLASS B        12/31/05    $   811,131   $ 4,439,564   $   901,231   $ 6,151,926
                             12/31/04    $ 1,039,641   $ 3,751,534   $   270,394   $ 5,061,569
-------------------------------------------------------------------------------------------------
              CLASS C        12/31/05    $ 1,091,735   $ 5,929,292   $ 1,215,764   $ 8,236,791
                             12/31/04    $ 1,378,578   $ 5,007,584   $   351,976   $ 6,738,138
-------------------------------------------------------------------------------------------------
              CLASS R        12/31/05    $       385   $      --     $       295   $       680
                             12/31/04    $     1,014   $     4,344   $       156   $     5,514
-------------------------------------------------------------------------------------------------
              CLASS I        12/31/05    $    16,266   $    55,169   $    11,133   $    82,568
                             12/31/04    $     9,948   $    42,977   $       674   $    53,599
-------------------------------------------------------------------------------------------------

ALLOCATIONS BETWEEN CLASSES -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

ESTIMATES  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of December 31, 2005:

              Federal income tax cost ...........          $ 265,439,106
                                                           =============
              Gross unrealized appreciation .....          $  82,547,212
              Gross unrealized depreciation .....             (4,159,051)
                                                           -------------
              Net unrealized appreciation .......             78,388,161
                                                           -------------
              Distributable earnings ............          $  78,388,161
                                                           =============


The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are due to the tax defferal of losses on wash sales.

For the year ended December 31, 2005, the Fund reclassified return of capital distributions of $5,744,237 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The majority of the dividend income recorded by the Fund is from Real Estate Investment Trusts (REITs). For tax purposes, a portion of these dividends consists of capital gains and returns of capital. The Fund reconciles recorded amounts with the returns of capital reported by the REITs shortly after calendar year-end, and an adjustment, if any is required, is then recorded by the Fund.

2. INVESTMENT TRANSACTIONS

During the year ended December 31, 2005, cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments and U.S. government securities, amounted to $58,235,148 and $66,218,560, respectively.

3. TRANSACTIONS  WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of the Adviser or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

ADVISORY AGREEMENT
The Adviser provides general investment supervisory services to the Fund and manages the Fund's business affairs pursuant to the terms of an Advisory Agreement between the Adviser and the Trust. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. In order to reduce the operating expenses of the Fund, the Adviser waived $456,628 of its investment advisory fees and reimbursed the Fund for $244,420 of Class A expenses, $63,849 of Class B expenses, $90,000 of Class C expenses, $13,572 of Class R expenses and $19,438 of Class I expenses during the year ended December 31, 2005. The Adviser has contractually agreed, until at least May 1, 2007, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class A, Class B and Class C shares at or below 0.99%, 1.74% and 1.74%, respectively, per annum. The Adviser has contractually agreed, until at least May 1, 2015, to waive fees and reimburse expenses in order to maintain the total operating expenses of Class I shares at or below 0.74% per annum.

SUB-ADVISORY AGREEMENT
PADCO Advisors, Inc., d/b/a Rydex Investments (the Sub-Adviser), has been retained by the Adviser to manage the Fund's investments pursuant to the terms of a Sub-Advisory Agreement between the Sub-Adviser, the Adviser and the Trust. The Adviser (not the Fund) pays the Sub-Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets up to $100 million; 0.15% of such net assets from $100 million to $500 million; and 0.10% of such net assets in excess of $500 million, subject to a $10,000 minimum monthly fee.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related administrative and compliance services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; 0.10% of such net assets from $100 million to $250 million; 0.075% of such net assets from $250 million to $500 million; and 0.05% of such net assets in excess of $500 million, subject to a $2,000 minimum monthly fee. Accordingly, Ultimus received $349,477 for administration fees for the year ended December 31, 2005. As of December 31, 2005, the Fund owes Ultimus $30,200 for administration fees.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee for each class of shares. Accordingly, Ultimus received $380,255 for transfer agent fees for the year ended December 31, 2005. In addition, the Fund pays Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies. As of December 31, 2005, the Fund owes Ultimus $32,400 for transfer agent fees.

ACCOUNTING SERVICES AGREEMENT
Under the terms of a Fund Accounting Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, the Fund pays Ultimus a base fee of $4,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets. Accordingly, Ultimus received $89,028 for accounting services fees for the year ended December 31, 2005. In

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities. As of December 31, 2005, the Fund owes Ultimus $7,900 for accounting services fees.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, Wells Investment Securities, Inc. (the Underwriter) serves as the exclusive agent for the distribution of shares of the Fund. During the year ended December 31, 2005, the Underwriter earned $134,211 from underwriting and broker commissions on the sale of Class A shares of the Fund. In addition, the Underwriter collected $151,261 and $15,863 in contingent deferred sales loads on redemptions of Class B and Class C shares, respectively. The Underwriter is an affiliate of the Adviser.

SUB-DISTRIBUTION AGREEMENT
Under the terms of a Sub-Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the Sub-Distributor), the Underwriter retains the
Sub-Distributor to assist in the distribution of shares of the Fund. The Sub-Distributor receives no compensation from the Trust or the Underwriter for these services.

PLANS OF DISTRIBUTION
The Trust has adopted plans of distribution under which each class of shares of the Fund, other than I shares, may directly incur or reimburse the Underwriter for certain expenses related to the distribution of its shares. The annual limitation for payment of expenses pursuant to the Class A Plan is 0.25% of the Fund's average daily net assets attributable to Class A shares. The annual limitation for payment of expenses pursuant to the Class B Plan and the Class C Plan is 1.00% of the Fund's average daily net assets attributable to Class B shares and Class C shares, respectively. During the year ended December 31, 2005, the Fund's Class A, Class B, and Class C shares paid distribution expenses of $518,599, $527,426, and $707,590, respectively. There is no plan of distribution for Class I shares.

4. CONTINGENCIES AND COMMITMENTS

The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. BANK LINE OF CREDIT

The Fund has a secured $10,000,000 bank line of credit which originally matured on December 15, 2005. The bank has agreed to extend the bank line of credit under the same terms through the earlier of a renegotiated line of credit or February 28, 2006. Borrowings under this arrangement incurred interest at a rate per annum equal to the Prime Rate minus 0.50% at the time of borrowing. During the year ended December 31, 2005, the Fund incurred $10,220 of interest expense related to borrowings. Average debt outstanding for the year ended December 31, 2005 was $183,301. As of December 31, 2005, the Fund had no outstanding borrowings.

WELLS S&P REIT INDEX FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6. CAPITAL SHARE TRANSACTIONS
Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

------------------------------------------------------------------------------------------
                                                                 YEAR ENDED    YEAR ENDED
                                                                DECEMBER 31,  DECEMBER 31,
                                                                    2005         2004
------------------------------------------------------------------------------------------
CLASS A
Shares sold ...................................................    3,949,525   10,767,486
Shares issued in reinvestment of distributions to shareholders     1,779,683    1,604,405
Shares redeemed ...............................................   (5,450,983) (11,104,355)
                                                                  ----------   ----------
Net increase (decrease) in shares outstanding .................      278,225    1,267,536
Shares outstanding, beginning of year .........................   17,797,772   16,530,236
                                                                  ----------   ----------
Shares outstanding, end of year ...............................   18,075,997   17,797,772
                                                                  ==========   ==========

CLASS B
Shares sold ...................................................      634,161    1,283,040
Shares issued in reinvestment of distributions to shareholders       425,393      342,984
Shares redeemed ...............................................     (641,944)    (425,371)
                                                                  ----------   ----------
Net increase in shares outstanding ............................      417,610    1,200,653
Shares outstanding, beginning of year .........................    4,245,889    3,045,236
                                                                  ----------   ----------
Shares outstanding, end of year ...............................    4,663,499    4,245,889
                                                                  ==========   ==========


CLASS C
Shares sold ...................................................    1,234,062    2,338,387
Shares issued in reinvestment of distributions to shareholders       560,205      467,519
Shares redeemed ...............................................   (1,261,722)    (840,284)
                                                                  ----------   ----------
Net increase in shares outstanding ............................      532,545    1,965,622
Shares outstanding, beginning of year .........................    5,693,097    3,727,475
                                                                  ----------   ----------
Shares outstanding, end of year ...............................    6,225,642    5,693,097
                                                                  ==========   ==========


CLASS R
Shares sold ...................................................        2,606        4,528
Shares issued in reinvestment of distributions to shareholders            62          468
Shares redeemed ...............................................       (7,664)        --
                                                                  ----------   ----------
Net increase (decrease) in shares outstanding .................       (4,996)       4,996
Shares outstanding, beginning of year .........................        4,996         --
                                                                  ----------   ----------
Shares outstanding, end of year ...............................         --          4,996
                                                                  ==========   ==========


CLASS I
Shares sold ...................................................       24,627       40,048
Shares issued in reinvestment of distributions to shareholders         6,570        4,254
Shares redeemed ...............................................      (22,513)      (1,041)
                                                                  ----------   ----------
Net increase in shares outstanding ............................        8,684       43,261
Shares outstanding, beginning of year .........................       50,000        6,739
                                                                  ----------   ----------
Shares outstanding, end of year ...............................       58,684       50,000
                                                                  ==========   ==========
------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
================================================================================



To the Shareholders and Board of Trustees of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells S&P REIT Index Fund (the "Fund") of the Wells Family of Real Estate Funds, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 11, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells S&P REIT Index Fund of the Wells Family of Real Estate Funds at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
February 22, 2006

WELLS S&P REIT INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                                  POSITION HELD                    LENGTH OF
     TRUSTEE                            ADDRESS                            AGE    WITH THE TRUST                  TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
 *Leo F. Wells,  III       6200 The Corners  Parkway,  Norcross, GA        62     President and Trustee        Since January 1998
  Michael R. Buchanan      1630 Misty Oaks Drive,  Atlanta,  GA            58     Trustee                      Since September 2002
  Richard W. Carpenter     3491 Buckhead Loop,  Atlanta, GA                68     Trustee                      Since January 1998
  Bud Carter               100 Mount Shasta Lane,  Alpharetta, GA          67     Trustee                      Since May 1998
  William H. Keogler, Jr.  6631 N.W. 61st Avenue, Parkland, FL             60     Trustee                      Since April 2001
  Donald S. Moss           9165 Etching Overlook, Duluth, GA               70     Trustee                      Since May 1998
  Walter W.  Sessoms       5995 River Chase Circle NW, Atlanta, GA         72     Trustee                      Since January 1998
  Neil H. Strickland       4800 River Green Parkway, Duluth, GA            70     Trustee                      Since April 2001
  W. Wayne Woody           2277 Peachtree Road, NE, #807, Atlanta, GA      64     Trustee                      Since October 2003
  Jill W. Maggiore         6200 The Corners Parkway, Norcross, GA          47     Vice President and
                                                                                  Chief Compliance Officer     Since March 1999
  Douglas P.  Williams     6200 The Corners Parkway, Norcross, GA          55     Vice President and
                                                                                  Assistant Treasurer          Since February 2005
  Robert G. Dorsey         225 Pictoria Drive, Suite 450, Cincinnati, OH   48     Vice President               Since September 2000
  Mark J. Seger            225 Pictoria Drive, Suite 450, Cincinnati, OH   44     Treasurer                    Since September 2000
  John F. Splain           225 Pictoria Drive, Suite 450, Cincinnati, OH   49     Secretary                    Since September 2000

* Mr. Wells, as an affiliated person of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust, the Wells S&P REIT Index Fund, and is also a Director of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc., real estate investment trusts. The principal occupations of the Trustees and executive officers of the Trust during the past five years and other public directorships held by the Trustees are set forth below:

Leo F. Wells, III is President and Director of the Adviser, in addition to the following affiliated companies: Wells Capital, Inc. (a real estate company); Wells & Associates, Inc. (a real estate brokerage company); Wells Management Company, Inc. (a property management company); Wells Advisers, Inc. (a non-bank custodian for IRAs); Wells Real Estate Funds, Inc. (a holding company for the Wells group of companies); Wells Real Estate Advisory Services, Inc. and Wells Development Corporation (a company formed to acquire and develop commercial real estate properties). He is also President of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.

Michael R. Buchanan is a retired Managing Director of Bank of America. He is a Director of D.R. Horton, Inc.

Richard W. Carpenter is Managing Partner of Carpenter Properties LP (a real estate company). He is the former President of Commonwealth Oil Refining Co., Inc. (an oil refinery) and Realmark Holdings (a real estate company). He is also a Director of MidCountry Financial Corp.

Bud Carter is Chairman of The Executive Committee (an international management consultant).

William H. Keogler, Jr. is retired President and Chief Executive Officer of Keogler, Morgan & Company, Inc. (a brokerage firm) and Keogler Investment Advisory, Inc. (a registered investment advisor).

Donald S. Moss is a retired former Senior Vice President of Avon Products, Inc.

Walter  W.   Sessoms  is  retired   former   Group   President   of  Bell  South
Telecommunications.

Neil H. Strickland is the President of Strickland General Agency, Inc. (an insurance agency), S.C.S.C. Inc. (a leasing company) and Town Insurance Agency (a financing company).

W. Wayne Woody is a retired Senior Partner with KPMG LLP (a public accounting firm). He is also a Director of American HomePatient, Inc. (a home health care provider) and Gold Kist, Inc. (a poultry processor).

WELLS S&P REIT INDEX FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
(CONTINUED)
================================================================================
Jill W. Maggiore is Vice President and Chief Compliance Officer of the Adviser and Vice President of Wells Investment Securities, Inc.

Douglas P. Williams is Vice President of the Adviser and Vice President, Secretary and Treasurer and a Director of Wells Investment Securities, Inc. He is also Executive Vice President, Secretary and Treasurer and a Director of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.

Robert G. Dorsey is a Managing Director of Ultimus Funds Solutions, LLC (a mutual fund services company) and Ultimus Fund Distributors, LLC (a registered broker-dealer).

Mark J. Seger is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Funds Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and Executive Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-282-1581.


FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the year ended December 31, 2004. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate $27,886,842 as taxed at a maximum rate of 15%. As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 1099-DIV.

WELLS S&P REIT INDEX FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================
We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur two types of cost: (1) transaction costs, possibly including front-end and contingent deferred sales loads, and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The tables below illustrate each class of the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

WELLS S&P REIT INDEX FUND - CLASS A
-------------------------------------------------------------------------------------------
                                                  BEGINNING      ENDING
                                                   ACCOUNT       ACCOUNT       EXPENSES
                                                    VALUE         VALUE       PAID DURING
                                                JULY 1, 2005   DEC. 31, 2005    PERIOD*
-------------------------------------------------------------------------------------------
Based on Actual Fund Return .................   $  1,000.00    $  1,042.80   $      5.10
Based on Hypothetical 5% Return
  (before expenses) .........................   $  1,000.00    $  1,020.21   $      5.04
-------------------------------------------------------------------------------------------
*    Expenses  are  equal  to the  Wells S&P Reit Index  Fund - Class A  annualized expense ratio  of 0.99% for the period,  multiplied  by the average  account  value  over  the period,  multiplied by 184/365 (to reflect the one-half year period).





                                                                                         23

WELLS S&P REIT INDEX FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
===========================================================================================
WELLS S&P REIT INDEX FUND - CLASS B
-------------------------------------------------------------------------------------------
                                                  BEGINNING      ENDING
                                                   ACCOUNT       ACCOUNT       EXPENSES
                                                    VALUE         VALUE       PAID DURING
                                                JULY 1, 2005   DEC. 31, 2005    PERIOD*
-------------------------------------------------------------------------------------------
Based on Actual Fund Return .................   $  1,000.00    $  1,039.00   $      8.94
Based on Hypothetical 5% Return
  (before expenses) .........................   $  1,000.00    $  1,016.43   $      8.84
-------------------------------------------------------------------------------------------
*    Expenses  are equal  to  the  Wells S&P Reit Index  Fund - Class B  annualized expense ratio of 1.74% for the period,  multiplied  by the average  account value over the period, multiplied by 184/365 (to reflect the one-half year period).

WELLS S&P REIT INDEX FUND - CLASS C
-------------------------------------------------------------------------------------------
                                                  BEGINNING      ENDING
                                                   ACCOUNT       ACCOUNT       EXPENSES
                                                    VALUE         VALUE       PAID DURING
                                                JULY 1, 2005   DEC. 31, 2005    PERIOD*
-------------------------------------------------------------------------------------------
Based on Actual Fund Return .................   $  1,000.00    $  1,039.10   $      8.94
Based on Hypothetical 5% Return
  (before expenses) .........................   $  1,000.00    $  1,016.43   $      8.84
-------------------------------------------------------------------------------------------
*    Expenses  are  equal to  the Wells S&P Reit Index  Fund - Class C  annualized  expense ratio of 1.74% for  the  period,  multiplied  by  the  average  account value over the period, multiplied by 184/365 (to reflect the one-half year period).

WELLS S&P REIT INDEX FUND - CLASS I
-------------------------------------------------------------------------------------------
                                                  BEGINNING      ENDING
                                                   ACCOUNT       ACCOUNT       EXPENSES
                                                    VALUE         VALUE       PAID DURING
                                                JULY 1, 2005   DEC. 31, 2005    PERIOD*
-------------------------------------------------------------------------------------------
Based on Actual Fund Return .................   $  1,000.00    $  1,044.90   $      3.81
Based on Hypothetical 5% Return
  (before expenses) .........................   $  1,000.00    $  1,021.48   $      3.77
-------------------------------------------------------------------------------------------
*    Expenses  are  equal  to the Wells S&P Reit Index  Fund - Class I  annualized  expense ratio of  0.74%  for  the  period,  multiplied  by the average  account value over the period, multiplied by 184/365 (to reflect the one-half year period).

WELLS S&P REIT INDEX FUND
OTHER INFORMATION (UNAUDITED)
================================================================================
The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-282-1581. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-282-1581, or on the Securities and Exchange Commission's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll free 1-800-282-1581, or on the SEC's website http://www.sec.gov.

WELLS S&P REIT INDEX FUND
APPROVAL OF ADVISORY AGREEMENT (UNAUDITED)
================================================================================
The Board of Trustees of the Trust, with the Independent Trustees voting separately, has approved the continuance of the Fund's Advisory Agreement (the "Agreement") with the Adviser. Approval took place at an in-person meeting held on December 14, 2005, at which all of the Trustees were present.

The Independent Trustees were advised by counsel of their fiduciary obligations in approving the Agreement, and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement will continue to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's key personnel and the operations and ownership of the Adviser. The Trustees also reviewed the responsibilities of the Adviser under the Agreement and considered the quality of the services provided to the Fund, including the Adviser's oversight of the sub-adviser and other service providers to the Fund. The Independent Trustees were advised and supported by experienced independent counsel throughout the process. Prior to voting, the Independent Trustees reviewed and discussed the proposed continuance of the Agreement with management of the Adviser.

The Adviser provided the Board with information to assist the Trustees with analyzing the Fund's performance. As the Fund's investment objective is to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Composite Index (the "Index"), the Fund's returns were compared to the returns of the Index over various periods. After reviewing these performance comparisons, it was the consensus of the Independent Trustees that there has been a high degree of correlation between the performance of the Fund and that of the Index. Based upon their review, the Trustees found that the Adviser has provided high-quality services and that the Fund has consistently adhered to its stated investment objective and strategies.

In reviewing the advisory fees and the total expense ratio of the Fund, the Trustees were provided with comparative expense and advisory fee information for other similarly situated mutual funds. The Independent Trustees noted that the Fund's advisory fee before waivers (0.50%) is significantly less than the average computed by Morningstar for all real estate funds (0.79%), although most of the funds included in such average are actively managed funds rather than index funds. They further noted that the Fund's total expense ratios (0.99% for Class A shares and 1.74% for Class B and Class C shares) are less than the averages for real estate funds with front-end sales loads (1.46%) and with deferred sales loads (2.28%). The Trustees concluded that, based upon the investment strategies and the long-term performance of the Fund, the advisory fees paid by the Fund are reasonable.

The Trustees also reviewed a recent balance sheet of the Adviser and an analysis of the Adviser's revenues and expenses with respect to its management of the Fund during 2005.

The Independent Trustees concluded that: (1) based on the performance of the Fund and the effectiveness of the Fund in achieving its stated objective, the Adviser has provided high quality services; (2) the advisory fees and overall operating expenses of the Fund are well below the averages for real estate funds, as calculated and published by Morningstar; (3) the Adviser's commitment to cap overall operating expenses by waiving a significant portion of its advisory fees and/or reimbursing expenses of the Fund has enabled the Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with similarly managed funds; and (4) at current assets levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of the Fund, concluding that the Adviser's profitability was not excessive.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreement. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Fund under the Agreement are fair and reasonable. The Independent Trustees determined that it would be in the best interests of the Fund and its shareholders for the Adviser to continue to serve as investment adviser and unanimously voted to renew the Agreement for an additional annual period.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

WELLS S&P REIT INDEX FUND
6200 The Corners Parkway
Norcross, Georgia 30092

BOARD OF TRUSTEES
Leo F. Wells III
Michael R. Buchanan
Richard W. Carpenter
Bud Carter
William H. Keogler, Jr.
Donald S. Moss
Walter W. Sessoms
Neil H. Strickland
W. Wayne Woody

INVESTMENT ADVISER
Wells Asset Management, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

SUB-ADVISER
Rydex Investments
9601 Blackwell Road, Suite 500
Rockville, Maryland 20850

UNDERWRITER
Wells Investment Securities, Inc.
6200 The Corners Parkway
Norcross, Georgia 30092

INDEPENDENT  REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-282-1581

                       WELLS FAMILY OF REAL ESTATE FUNDS

PART C.   OTHER INFORMATION
          -----------------

Item 23.  Exhibits
          --------

          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's initial Registration Statement filed on September 16, 1997

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on September 16, 1997

          (c) Incorporated herein by reference to Agreement and Declaration of Trust and Bylaws

          (d)  (i)  Advisory    Agreement    with   Wells   Asset    Management,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 1 filed on February 12, 1999

               (ii) Sub-Advisory      Agreement     with     PADCO     Advisors,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 9 filed on April 29, 2004

          (e)  (i)  Underwriting  Agreement  with Wells  Investment  Securities,
                    Inc.--Incorporated   herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 1 filed on February 12, 1999

               (ii) Sub-Distribution  Agreement with Ultimus Fund  Distributors,
                    LLC--Filed herewith

          (f)  Inapplicable

          (g)  Custody   Agreement   with  US  Bank   (formerly   Firstar  Bank,
               N.A.)--Incorporated   herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 1 filed on February 12, 1999

          (h)  (i)  Administration   Agreement  with  Ultimus  Fund   Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 5 filed on September 13, 2001

               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Incorporated   herein  by  reference  to   Registrant's
                    Post-Effective Amendment No. 9 filed on April 29, 2004

               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 13, 2001

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Incorporated   herein  by   reference   to   Registrant's
               Pre-Effective  Amendment  No. 1 filed on  December  29,  1997

          (j) Consent of Independent Registered Public Accounting Firm--Filed herewith

          (k)  Inapplicable

          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on February 12, 1999

          (m)  (i)  Class   A   Plan   of   Distribution    Pursuant   to   Rule
                    12b-1--Incorporated  herein  by  reference  to  Registrant's
                    Post-Effective Amendment No. 1 filed on February 12, 1999

               (ii) Class   B   Plan   of   Distribution    Pursuant   to   Rule
                    12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

               (iii)Class   C   Plan   of   Distribution    Pursuant   to   Rule
                    12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on May 1, 2000

          (n) Rule 18f-3 Plan--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 8 filed on May 16, 2003

          (o)  Inapplicable

          (p) (i) Code of Ethics of Registrant and Wells Asset Management, Inc.--Filed herewith

               (ii) Code of Ethics of Wells Investment  Securities,  Inc.--Filed
                    herewith

               (iii)Code of Ethics of PADCO Advisors,  Inc.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 10 on February 25, 2005

        (Other) Powers of Attorney for Trustees--Filed herewith

Item 24.  Persons Controlled by or Under Common Control with Registrant.
          --------------------------------------------------------------
          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification
          ---------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

               "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

               Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, its investment adviser and its principal underwriter. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with Wells Asset Management, Inc. (the "Adviser") provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence.

          The Sub-Advisory Agreement with PADCO Advisors, Inc. (the "Sub-Advisor") provides that the Sub-Advisor shall be held harmless and indemnified by the Advisor and the Registrant from any and all losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) arising from any claim, demand, action, or suit which results from any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Sub-Advisory Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Registrant, provided, however, that such acts or omissions shall not have resulted from the Sub-Advisor's willful misfeasance, bad faith or gross negligence or reckless disregard of the Sub-Advisor's obligations and duties under the Sub-Advisory Agreement.

          The Underwriting Agreement with Wells Investment Securities, Inc. (the "Underwriter") provides that the Underwriter, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting form willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Underwriter's duties or from the reckless disregard by any of such persons of Underwriter's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item 26.  Business and Other Connections of the Investment Adviser
          --------------------------------------------------------
          (a) The Adviser is a Georgia corporation organized in June 1997 to provide investment advisory services to the Registrant. The Adviser has no other business of substantial nature.

               The Sub-Advisor provides investment advisory services to the Rydex Funds and various other institutional clients, in addition to the Registrant.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Leo F. Wells III, President, Treasurer and Director of the Adviser

                    -    President and a Trustee of the Registrant
                    - President, Treasurer and Director of: Wells & Associates, Inc.; Wells Management Company, Inc.; Wells Capital, Inc.; Wells Advisors, Inc.; Wells Real Estate Funds, Inc.; and Wells Development Corporation
                    - President and a Director of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.
                    - President and Director of Wells Real Estate Advisory Services, Inc.

               (ii) Douglas P.  Williams,  Vice  President  and Secretary of the
                    Adviser
                    - Senior Vice President and Assistant Secretary of Wells Capital, Inc.
                    - Vice President of Wells Advisors, Inc., and Wells Real Estate Funds, Inc.
                    - Director, Vice President, Treasurer and Chief Financial Officer of Wells Investment Securities, Inc.
                    - Executive Vice President, Director, Secretary and Treasurer of Wells Real Estate Investment Trust, Inc. and Wells Real Estate Investment Trust II, Inc.

                    -    Vice   President   and   Assistant   Treasurer  of  the
                         Registrant
                    -    Executive  Vice  President,   Assistant  Secretary  and
                         Treasurer of Wells Real Estate Advisory Services, Inc.
                    -    Trustee of Wells 1901 Market Business Trust
                    -    Vice President of Wells 60 Board Street LLC

               (iii)Jill W. Maggiore, Vice President/Chief Compliance Officer of
                    the Adviser
                    - Vice President and Chief Compliance Officer of the Registrant
                    -    Vice President of Wells Investment Securities, Inc.

               The business address of the Adviser and of each director and officer of the Adviser is 6200 The Corners Parkway, Norcross, Georgia 30092.

               The directors and officers of the Sub-Advisor and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               (i) Carl G. Verboncoeur, Chief Executive Officer and Treasurer of the Sub-Advisor

                    - President and Trustee of Rydex Funds (registered investment companies)
                    - President and Chief Executive Officer of Rydex Fund Services, Inc. (registered transfer agent), PADCO Advisors II, Inc. (registered investment adviser), and Rydex Distributors, Inc. (registered broker-dealer)

               (ii) Michael P. Byrum, President and Secretary of the Sub-Advisor
                    -    Vice President of Rydex Funds
                    - Executive Vice President and Chief Operating Officer of Rydex Fund Services, Inc., PADCO Advisors II, Inc. and Rydex Distributors, Inc.
                    - President of Rydex Capital Partners I and Rydex Capital Partners II

               (iii)Joanna  M.  Haigney,   Chief   Compliance   Officer  of  the
                    Sub-Advisor
                    -    Assistant Secretary of Rydex Funds
                    -    Vice  President of Compliance  of Rydex Fund  Services,
                         Inc.

               (iv) Stephen M. Viragh--Director of the Sub-Advisor

               (v)  Katherine A. Viragh--Director of the Sub-Advisor

               (vi) Robert J. Viragh--Director of the Sub-Advisor

               (vii) Jean M. Dahl--Director of the Sub-Advisor

          The business address of the Sub-Advisor and of each director and officer of the Sub-Advisor is 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850.

Item 27.  Principal Underwriters
          ----------------------

          (a)  Inapplicable

          (b)    Name                    Position with Underwriter             Position with Registrant
                 ----                    -------------------------             ------------------------
                 Philip M. Taylor        President/Director                    None
                 Douglas P. Williams     Director/Vice President/              Vice President/
                                         Treasurer/Chief Financial Officer     Assistant Treasurer
                 Randall D. Fretz        Director                              None
                 Kirk A. Montgomery      Secretary                             None
                 Jill W. Maggiore        Vice President                        Vice President
                 Thomas E. Larkin        Vice President                        None
                 Stacy H. Chitty         Vice President                        None
                 Robert McCullough       Assistant Treasurer                   None

          The address of the Underwriter and of each director and officer of the Underwriter is 6200 The Corners Parkway, Norcross, Georgia 30092.

          (c)  Inapplicable

Item 28.  Location of Accounts and Records
          --------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant its offices located at 6200 The Corners Parkway, Norcross, Georgia 30092, or at the offices of the Registrant's transfer agent located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A or B
          -------------------------------------------------
          Inapplicable

Item 30.  Undertakings
          ------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Norcross and State of Georgia on the 28th day of April, 2006.

                                         WELLS FAMILY OF REAL ESTATE FUNDS

                                         By:   /s/  Leo F. Wells III
                                             ------------------------------
                                             Leo F. Wells III, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                   Title                             Date
         ---------                   -----                             ----


/s/  Leo F. Wells III                President and Trustee             April 28, 2006
----------------------------         (Chief Executive Officer)
Leo F. Wells III

/s/  Mark J. Seger                   Treasurer                         April 28, 2006
----------------------------         (Chief Financial Officer)
Mark J. Seger

                                     Trustee
----------------------------
W. Wayne Woody*


----------------------------         Trustee                           /s/ John F. Splain
Michel R. Buchanan*                                                    -----------------------
                                                                       John F. Splain
                                                                       Attorney-in-fact*
----------------------------         Trustee                           April 28, 2006
Richard W. Carpenter*


----------------------------         Trustee
Bud Carter*


----------------------------         Trustee
William H. Keogler, Jr.*


----------------------------         Trustee
Donald S. Moss*


----------------------------         Trustee
Walter W. Sessoms*


----------------------------         Trustee
Neil H. Strickland*

                                INDEX TO EXHIBITS
                                -----------------

Item 23 (e)(ii)   Sub-Distribution Agreement with Ultimus Fund Distributors, LLC

Item 23(j)        Consent of Independent Registered Public Accounting Firm

Item 23(p)(i)     Code of Ethics of Registrant and Wells Asset Management, Inc.

Item 23(p)(ii)    Code of Ethics of Wells Investment Securities, Inc.

Other             Powers of Attorney for Trustees